                                                                   EXHIBIT 10.10

Form of Contribution Agreement:

(All Agreements dated June 18, 1996, except the Agreement with the Anthony W. Weigand Revocable Living Trust which is dated June 10, 1996)

1. Richard E. Jacobs Revocable Living Trust
2. David H. Jacobs Trust
3. Anthony W. Weigand Revocable Living Trust
4. Edward H. Crane Revocable Living Trust
5. M & P Partners
6. DAN-JVJ Trust
7. Albert E. Pawlisch Revocable Living Trust
8. R. F. Coffin Revocable Living Trust

                         Schedule of Loan Receivable


        Section 2 Balance on Loan Receivable:


                                                             Percentage
                                                              Interest          Principal     Interest         Total
                                                              ---------        ----------   -------------   -----------
1. M & P Partners                                               1.0%           $15,686.96   $   32,300.51   $ 47,987.47
2. R. F. Coffin Revocable Living Trust                          4.0             62,747.84      129,202.04    191,949.88
3. Edward H. Crane Revocable Living Trust                       4.0             62,747.84      129,202.04    191,949.88
4. David H. Jacobs Trust                                       31.6            495,707.93    1,020,696.07  1,516,404.00
5. Richard R. Jacobs Revocable Living Trust                    55.4            869,058.00    1,789,447.00  2,658,505.00
6. Albert E. Pawlisch Revocable Living Trust                    2.0             31,373.92       64,601.02     95,974.94
7. Anthony W. Weigand Revocable Living Trust                    2.0             31,373.92       64,601.02     95,974.94



The DAV-JVJ Trust's Contribution Agreement is substantially identical to the Form of Contribution Agreement attached hereto, except there are no provisions relating to: (i) The Loan Receivable; (ii) New York Transfer Taxes; and (iii) Buffalo Future Development Parcel (Section 15).

             Schedule of Consideration for Partnership Interests:


        (Section 3)


1. Richard E. Jacobs Revocable Living Trust                    $7,064,500
2. David H. Jacobs Trust                                       $4,322,280
3. Anthony W. Weigand Revocable Living Trust                   $  247,120
4. Edward H. Crane Revocable Living Trust                      $  494,240
5. M & P Partners                                              $   88,500
6. DAN-JVJ Trust                                               $   42,000
7. Albert E. Pawlisch Revocable Living Trust                   $  247,120
8. R. F. Coffin Revocable Living Trust                         $  494,240

                     Schedule of Allocation -- Section 4:


                                                    Beachwood    Buffalo and Columbus
                                                    ---------    --------------------
1. Richard E. Jacobs Revocable Living Trust          $1,393,000   $5,671,500
2. David H. Jacobs Trust                              1,085,280    3,237,000
3. Anthony W. Weigand Revocable Living Trust             43,120      204,000
4. Edward H. Crane Revocable Living Trust                86,240      408,000
5. M & P Partners                                        21,000       67,500
6. DAN-JVJ Trust                                    [Not Applicable]
7. Albert E. Pawlisch Revocable Living Trust             43,120      204,000
8. R. F. Coffin Revocable Living Trust                   86,240      408,000

                   Richard E. Jacobs Revocable Living Trust

                                   EXHIBIT A
                                  ---------


Interest                      Partnership                 Hotel Name
--------                      -----------                 ----------
 27.85%                     Buffalo Hotel Joint          Buffalo Marriott
                            Venture

 27.7%                      Columbus Hotel Joint         Columbus Marriott North
                            Venture

 32.3375%                   Beachwood Hotel Joint        Cleveland Marriott East
                            Venture



                            David H. Jacobs Trust

                                   EXHIBIT A
                                  ---------


Interest                      Partnership                 Hotel Name
--------                      -----------                 ----------
 15.9%                      Buffalo Hotel Joint          Buffalo Marriott
                            Venture

 15.8%                      Columbus Hotel Joint         Columbus Marriott North
                            Venture

 25.194%                    Beachwood Hotel Joint        Cleveland Marriott East
                            Venture


                  Anthony W. Weigand Revocable Living Trust

                                   EXHIBIT A
                                   ---------


Interest                      Partnership                 Hotel Name
--------                      -----------                 ----------
  1.0%                      Buffalo Hotel Joint          Buffalo Marriott
                            Venture

  1.0%                      Columbus Hotel Joint         Columbus Marriott North
                            Venture

  1.001%                    Beachwood Hotel Joint        Cleveland Marriott East
                            Venture


                    Edward H. Crane Revocable Living Trust

                                   EXHIBIT A
                                   ---------


Interest                      Partnership                 Hotel Name
--------                      -----------                 ----------
  2.0%                      Buffalo Hotel Joint          Buffalo Marriott
                            Venture

  2.0%                      Columbus Hotel Joint         Columbus Marriott North
                            Venture

  2.002%                    Beachwood Hotel Joint        Cleveland Marriott East
                            Venture


                                M & P Partners

                                   EXHIBIT A
                                   ---------


Interest                      Partnership                 Hotel Name
--------                      -----------                 ----------
   0.25%                    Buffalo Hotel Joint          Buffalo Marriott
                            Venture

   0.5%                     Columbus Hotel Joint         Columbus Marriott North
                            Venture

   0.4875%                  Beachwood Hotel Joint        Cleveland Marriott East
                            Venture


                                DAN-JVJ Trust

                                   EXHIBIT A
                                   ---------


Interest                      Partnership                 Hotel Name
--------                      -----------                 ----------
 0.975%                     Beachwood Hotel Joint        Cleveland Marriott East
                            Venture


                     R. F. Coffin Revocable Living Trust

                                   EXHIBIT A
                                   ---------


Interest                      Partnership                 Hotel Name
--------                      -----------                 ----------
 2.0%                       Buffalo Hotel Joint          Buffalo Marriott
                            Venture

 2.0%                       Columbus Hotel Joint         Columbus Marriott North
                            Venture

 2.002%                     Beachwood Hotel Joint        Cleveland Marriott East
                            Venture


                   Albert E. Pawlisch Revocable Living Trust

                                   EXHIBIT A
                                   ---------


Interest                      Partnership                 Hotel Name
--------                      -----------                 ----------
 1.0%                       Buffalo Hotel Joint          Buffalo Marriott
                            Venture

 1.0%                       Columbus Hotel Joint         Columbus Marriott North
                            Venture

 1.001%                     Beachwood Hotel Joint        Cleveland Marriott East
                            Venture


                                All Agreements
                                --------------


                                  EXHIBIT B
                                  ---------


                                                          Ownership
     Entity                    Partners                   in Entity
     ------                    --------                   ---------
JVJ Buffalo Joint Venture   R.E. Jacobs Trust             55.700%
                            D.H. Jacobs Trust             31.800%
                            M&P Partners                   0.500%
                            R.F. Coffin Trust              4.000%
                            E.H. Crane Trust               4.000%
                            A.W. Weigand Trust             2.000%
                            A.E. Pawlisch Trust            2.000%
                                                         --------

                                    Entity Total         100.000%
                                                         ========

                               General                    Ownership
     Entity                    Partners                   in Entity
     ------                    --------                   ---------
JVJ Columbus Joint Venture  R.E. Jacobs Trust             55.400%
                            D.H. Jacobs Trust             31.600%
                            M&P Partners                   1.000%
                            R.F. Coffin Trust              4.000%
                            E.H. Crane Trust               4.000%
                            A.W. Weigand Trust             2.000%
                            A.E. Pawlisch Trust            2.000%
                                                         --------

                                    Entity Total         100.000%
                                                         ========

                                                          Ownership
     Entity                    Partners                   in Entity
     ------                    --------                   ---------
JVJ Beachwood Joint Venture R.E. Jacobs Trust             49.750%
                            D.H. Jacobs Trust             38.760%
                            DAV-JVJ Trust                  1.500%
                            M&P Partners                   0.750%
                            R.F. Coffin Trust              3.080%
                            E.H. Crane Trust               3.080%
                            A.W. Weigand Trust             1.540%
                            A.E. Pawlisch Trust            1.540%
                                                         --------

                                    Entity Total         100.000%
                                                         ========


                             CONTRIBUTION AGREEMENT
                             ----------------------

                  THIS CONTRIBUTION AGREEMENT (this "Agreement"), made as of the ____ day of ____, 1996, by and between __________________, TRUSTEE of the
__________________________________________________ ("Assignor"), and BOYKIN ARES
HOTEL PROPERTIES, L.P., an Ohio limited partnership ("Assignee"),

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, Assignor owns a general partnership interest in __________________________, (the "JVJ Joint Ventures");

                  WHEREAS, Assignor agrees at the time of the Closing (as hereinafter defined) to take all action necessary to effectuate the distribution of (i) the interest held by the JVJ Joint Ventures in the partnership listed on Exhibit A attached hereto and made a part hereof (the "Partnership") and (ii) the Loan Receivable (as hereafter defined), from the JVJ Joint Ventures to the Assignor and the other Partners of the JVJ Joint Ventures;


                  WHEREAS, after said distribution, Assignor will own the percentage of general partnership interest (the "Partnership Interests") in the Partnership shown on Exhibit A;

                  WHEREAS, the Partnership owns the property listed on Exhibit A attached hereto and made a part hereof (individually a "Property" and collectively the "Properties"); and

                  WHEREAS, after said distribution, Assignor will own a __% interest in a certain loan to Columbus Hotel Joint Venture pursuant to advances made by JVJ Columbus Joint Venture in the aggregate principal amount of $1,568,696, which at December 31, 1995, represented a total balance of principal and accrued interest of $4,798,747 (the "Loan Receivable");

                  WHEREAS, Assignee desires to acquire from Assignor, and Assignor desires to assign the Partnership Interests to Assignee, on the terms and subject to the conditions hereinafter stated; and

                  WHEREAS, Assignee has agreed to cause Columbus Hotel Joint Venture to pay Assignor his percentage share of the Loan Receivable, on the terms and subject to the conditions hereinafter stated;

                  NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

                  1. TRANSFER OF PARTNERSHIP INTEREST. Upon the terms and subject to the conditions set forth herein, Assignor agrees to convey, transfer, assign and deliver to Assignee at the Closing, and Assignee agrees to accept an assignment from Assignor at the Closing, all of Assignor's right, title, estate and interest in and to the Partnership Interests, free and clear of all liens, security interests and encumbrances whatsoever.

                  2. PAYMENT OF LOAN RECEIVABLE. Upon the terms and subject to the conditions set forth herein, Assignee agrees to cause Columbus Hotel Joint Venture to pay Assignor his percentage share of the Loan Receivable at Closing. Assignor agrees that as of December 31, 1995, the balance due on Assignor's percentage share of the Loan Receivable was $__________, consisting of $_________ of principal and $__________ of interest, which sum shall increase until the Closing, based upon additional amounts advanced, if any, and accrued interest at the rate of 10% per annum, compounded annually and shall decrease until the Closing, based upon any payments made on the Loan Receivable.

                  3. CONSIDERATION FOR PARTNERSHIP INTEREST. The consideration to be paid by Assignee for the Partnership Interest shall be __________________ ___________________ ($______________), plus or minus the amount of the Capital
Adjustment (as hereinafter defined), and less the following: the Loan Receivable Payment, the New York Transfer Taxes and the CIGNA Prepayment Penalty, if any, as such term is defined below.

                  The "Capital Adjustment" shall be Assignor's percentage share of any capital contributions from the date hereof until the Closing with respect to the Partnership Interest, decreased by Assignor's percentage share of any distributions from the date hereof until the Closing with respect to the Partnership Interest.

                  The "Loan Receivable Payment" shall be Assignor's percentage share of the amount paid at Closing to repay the Loan Receivable as set forth in Section 2 of this Agreement.

                  The "New York Transfer Taxes" shall be the sum of the New York State Real Property Transfer Gains Tax, the New York State Real Property Transfer Tax, the Erie County, New York Transfer Tax and any successor taxes thereto appliable and to the transfer of Assignor's percentage interest in Buffalo Hotel Joint Venture or the Buffalo Marriott Property.

                  The "CIGNA Prepayment Penalties" shall be an amount equal to the sum of (a) Assignor's percentage interest in Buffalo Hotel Joint Venture as shown on Exhibit A multiplied by the actual amount of the prepayment penalty paid to Connecticut General Life Insurance Company in connection with the payoff, if any, at Closing of its loan to Buffalo Hotel Joint Venture in the approximate aggregate amount of $14.6 million, and (b) Assignor's percentage interest in Beachwood Hotel Joint Venture as shown on Exhibit A multiplied by the actual amount of prepayment penalty paid to Connecticut General Life Insurance Company in connection with the payoff, if any, at Closing of its loan to Beachwood Hotel Joint Venture in the approximate aggregate amount of $28.5 million.

                  The sum of the payment for the Loan Receivable and the consideration for the Partnership Interests shall be payable by wire transfer in immediately available federal funds at Closing, which payment is conditional upon the completion of the offering to the public of common shares ("Shares") of stock (the "IPO") by the general partner of the Assignee and the closing conditions set forth in Section 7 of this Agreement.

                  In the event of the completion of the IPO as described aforesaid, the Assignee shall be obligated, subject to the closing conditions set forth in Section 7 of this Agreement, to acquire the Partnership Interests and to cause Columbus Hotel Joint Venture to make payment of Assignor's percentage share of the Loan Receivable to Assignor and the other general partners in the JVJ Joint Ventures, all of whom are listed on Exhibit B, attached hereto and made a part hereof.

                  4. OPTIONAL ALTERNATIVE FORM OF CONSIDERATION FOR PARTNERSHIP INTEREST. At least thirty (30) days prior to the filing of a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission with respect to the IPO, Assignee shall send a written offer, together with copies of the most recent drafts of the Registration Statement, Limited Partnership Agreement of Assignee and Registration Rights Agreement, if any, to Assignor, providing for an optional alternative form of consideration with respect to the acquisition of the Partnership Interest (the "Offer"). Such optional alternative form of consideration shall consist of a Limited Partnership interest in Assignee (the "Units"). An Offer of Units shall be made to Assignor based upon the cash consideration for the Partnership Interest described in Section 3. The number of Units (which shall be exchangeable on a one-to-one basis with the Shares) to be provided by Assignee shall equal the same number of Shares which will be issued at the time of the IPO for the equivalent cash amount, which number shall be computed by dividing the cash consideration for the Partnership Interest specified in Section 3 by the price per share of the Shares of the general partner of the Assignee, as such price is set forth in that entity's final Prospectus filed with the Securities and Exchange Commission. Notwithstanding the foregoing, Assignor shall have the option of electing to take Units for only a portion of the Partnership Interest and cash for the other portion, on the basis of valuing the Partnership Interests in Beachwood Hotel Joint Venture separately from a collective valuation of the Partnership Interests in Buffalo Hotel Joint Venture and Columbus Hotel Joint Venture. The parties agree that the total consideration for the Partnership Interests shall be allocated $_________ to Beachwood and $_________ to Buffalo and Columbus, subject to the Capital Adjustment and subject to deductions for the Loan Receivable Payment, the New York Transfer Taxes and the CIGNA Prepayment Penalties, if any.

                  If the Offer is not accepted by Assignor within ten (10) days of the date that the Offer is received, said Offer shall be deemed revoked and of no further force and effect.

                  The Units represented by the Offer shall be the same in form, terms, conditions, registration rights, exchange or conversion rights and distribution rights as Units received by William J. Boykin, Robert W. Boykin, John E. Boykin and any member of their respective immediate families or any trusts for their or their families' benefit (collectively, the "Boykin Family"). If Assignor elects to accept the alternative consideration of Units, Assignor shall be required to execute similar documents to those executed by any member of the Boykin Family who elects to take Units. Assignee shall extend to Assignor the same opportunities to structure the acquisition ofthe Units so as to avoid the recognition of taxable income or gain upon the exchange as are extended to the Boykin Family. Notwithstanding the foregoing, in the event that following the election by Assignor to receive Units in exchange for some or all of the Partnership Interest, the opportunity to structure the acquisition of the Units so as to avoid the recognition of taxable income or gain by Assignor is not available to Assignor for whatever reason, then Assignor shall have the right, exercisable within ten (10) days after Assignor has been made aware of a change in law or facts that prevents such an opportunity from being realized by written notice to Assignee, to inform Assignee of his revocation of the election to take such Units and, therefore, shall receive the consideration for the Partnership Interest in cash.

                  5. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor hereby represents and warrants to Assignee as of the date hereof that:

                  (a) Assignor is the sole trustee of the _____________________ _________________ (the "Trust"), and that the investment powers of the Trust permit the Assignor, as trustee, to enter into this Agreement.

                  (b) Assignor has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignor pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with their respective terms.

                  (c) To the best of Assignor's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Assignor which might materially and adversely affect Assignor or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

                  (d) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignor is a party.

                  (e) At Closing, Assignor will own good, valid and marketable title to the Partnership Interest, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever.

                  (f) To the best of Assignor's knowledge, the only partners of the JVJ Joint Ventures are the general partners listed on Exhibit B.

                  Subject to Section 10 hereof, Assignor also makes the further representation that nothing in this Agreement shall operate to release Assignor from any liabilities or obligations for which he would otherwise be responsible arising out of or in connection with the ownership of the Partnership Interest or the Property relating to any periods prior to the Closing.

                  All of the representations and warranties set forth in this
Section 5 shall be deemed renewed by Assignor on the Closing Date as if made at such time.

                  6. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants to Assignor that:

                  (a) Assignee is, and will be at the Closing, a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and is, or at Closing will be, registered as a foreign limited partnership in each jurisdiction in which it is engaging in business or expects to do so. Assignee has, and at the Closing will have, the power and authority to carry on the business for which it has been organized. The persons executing this Agreement on behalf of Assignee are duly authorized to do so, and all requisite action has been taken by Assignee to authorize the execution and delivery of this Agreement, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby.

                  (b) To the best of Assignee's knowledge, there is no litigation, proceeding or action pending or threatened against or related to Assignee which might materially and adversely Assignee or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

                  (c) Assignee has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignee pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with their respective terms.

                  (d) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignee is a party.

                  (e) The Boykin Family is not and will not be receiving more favorable terms or treatment than Assignor with respect to the release from or assumption of (and indemnification against) obligations, liabilities and claims in connection with any sale, assignment, transfer or contribution of assets or other property to Assignee.

                  All of the representations and warranties set forth in this
Section 6 shall be deemed renewed by Assignee on the Closing

Date as if made at such time and shall survive the closing of the transactions contemplated hereby for a period of six months.

                  6.  DELIVERIES; CONDITIONS.

                  (a) Assignor shall execute and deliver to Assignee, on or prior to the Closing Date a good and sufficient Assignment and Assumption of Partnership Interest, in the form attached hereto as Exhibit C, conveying, selling, transferring, assigning and delivering to Assignee good and marketable title to the Partnership Interest, in the condition referenced in Section 1 (the "Assignment Agreement") and
         (ii) written evidence of full satisfaction of the Loan Receivable.

                  (b) Assignee shall issue or deliver the following to or for the benefit of Assignor on or prior to the Closing Date:

                      (i) the amount required to prepay the Loan Receivable in full, by wire transfer of immediately available federal funds;

                     (ii) the consideration for the Partnership Interest, by wire transfer of immediately available federal funds, or payable in the manner determined pursuant to Section 3 or
                               Section 4 hereof, or both;

                    (iii) duly executed resolutions adopted by Assignee authorizing the execution and delivery of this Agreement by Assignee, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby;

                     (iv)      the Assignment Agreement duly executed
                               by Assignee;

                      (v) the releases required pursuant to Section 10 hereof; and

                     (vi)      the Marriott Consent (as hereinafter
                               defined).

                  (c) The effectiveness of this Agreement is conditioned upon all other partners of the JVJ Joint Ventures executing and delivering to Assignee identical (except for amount of consideration) forms of a Contribution Agreement.

                  8. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") simultaneously with the completion of the IPO, provided such offering occurs on or before August 15, 1996 (the "Closing Date"). If the Closing has not occurred by the Closing Date, this Agreement shall terminate, in which event all documents and instruments which may have been delivered by one party to the other party shall be returned, and neither party hereto shall thereafter be under any further liability to the other party hereto.

                  9. CERTAIN EXPENSES AND CHARGES. Assignee shall be charged the following amounts at Closing: the Purchase Price, and all other costs and expenses necessary to effect the purchase of the Partnership
Interest and the satisfaction of the Loan Receivable. Assignee shall also be charged with and shall pay any and all Ohio conveyance fees and/or transfer taxes in the event Assignee desires to directly acquire, pursuant to Section 13 hereof, the Properties located in the State of Ohio.

                 10.  RELEASES; INDEMNIFICATION.

                  (a) Assignee shall use reasonable efforts to attempt to obtain releases of Assignor (in form and substance acceptable to Assignor in his reasonable discretion) and to the extent such releases are not obtained, hereby agrees to assume and indemnify Assignor, from any and all personal liability to any lenders of the Partnership that accrues from and after the Closing Date.

                  (b) Assignee shall fully indemnify and hold Assignor and Assignor's trustee, heirs, representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignee to perform in any material respect any of its obligations hereunder,
         (ii) the inaccuracy of any representation or warranty made by Assignee hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignor hereunder), and
         (iii) the activity of the Partnership and/or the operation of the Property from and after the Closing.

                  (c) Assignee shall cause the current management agreement for the Property to be terminated as of the Closing Date and shall provide a written release of the Partnership from the manager and Assignee shall obtain from Marriott International, Inc. a written consent to all of the transactions contemplated by this Agreement (the "Marriott Consent").

                  (d) Assignor shall fully indemnify Assignee and hold Assignee, its officers, directors and partners and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignor to perform in any material respect any of its obligations hereunder or (ii) the inaccuracy of any representation or warranty made by Assignor hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignee hereunder).

              11. SECURITIES ACT INDEMNITY. Assignee agrees to defend, protect, indemnify, and hold harmless Assignor from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by Assignor in connection with defending or investigating any such action or claim except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation or warranty or the breach of any covenant or obligation of Assignor hereunder), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, including the Preliminary Prospectus and the final prospectus filed with the SEC pursuant to Rule 424(b) promulgated under the Securities Act of 1933 (the "Securities Act") (the "Final Prospectus") contained therein (as amended or supplemented, if applicable) or any other document contained therein, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Assignee or its general partner of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulations promulgated thereunder applicable to Assignee or its general partner (collectively, the "Indemnified Matters"), and Assignee shall reimburse Assignor for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action. Assignor shall give notice to Assignee promptly after Assignor has actual knowledge of any claim as to which indemnity under this
Section 10 may be sought, and shall permit Assignee to assume the defense of any such claim or any litigation resulting therefrom, provided that Assignor may participate in such defense at its expense, and provided further that Assignee shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. Assignee, in the defense of any such claim or litigation, shall not, except with the consent of Assignor, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to Assignor a release from all liability in respect to such claim or litigation.

                  12. CONSENTS. Assignee has entered into or will enter into agreements to purchase other general partnership interests from other general partners of the Partnership and hereby consents to each and every transaction contemplated by this Agreement. Assignor hereby consents to (i) the transfer by any general partner of the Partnership of such partner's Partnership Interest to Assignee or Assignee's nominee, (ii) the transfer by the Partnership in connection with the transactions contemplated by this Agreement, of all or substantially all the assets of the Partnership, including, without limitation, the liquor licenses and Franchise Agreement with Marriott Corporation, to Assignee or Assignee's nominee and (iii) a waiver of any rights of first refusal, options or other rights which could be asserted by Assignor in connection with any agreements regarding the transfer of the Partnership Interest to Assignee or related to the ownership or operation of the Property. Assignor also consents to the substitution of Assignee as a partner in the Partnership upon completion of the transfer referenced above. Assignor agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate Assignor's consent referenced herein.

                  In the event the Closing does not occur as provided in Section 8, the various consents referenced above shall be automatically deemed revoked by Assignor and Assignor and Assignee agree to execute any documents and instruments necessary in order to effect said revocation and to place Assignor in the same position as if this Agreement had not been executed by Assignor.

                  13. ACQUISITION OF THE PROPERTY OR PROPERTIES. At any time prior to ten (10) days before the Closing Date, Assignee may elect by written notice to Assignor to acquire any or all of the Properties in lieu of the

Partnership Interests (along with the payment of assignor's percentage share of the Loan Receivable) for the Purchase Price. In such event, Assignor shall provide the requisite consents to convey the Property or Properties to the Assignee pursuant to the terms and conditions of this Agreement by causing the Partnership to deliver to Assignee on the Closing Date a limited warranty deed conveying to Assignee fee simple title to the Property or Properties. Assignor shall also provide Assignee with such other action as Assignee shall reasonably request in order to convey the Property or Properties to Assignee. Finally, Assignor and Assignee agree to cause the liquidation of the JVJ Joint Ventures and the Partnerships, as the case may be, in the event Assignee elects to purchase the Property. If Assignor elects to take Units as a portion of the Purchase Price, Assignee shall extend to Assignor the same opportunities to structure the acquisition of the Units so as to avoid the recognition of taxable income or gain upon the exchange as are extended to the Boykin Family.

                  14. ASSIGNMENT. (a) Assignee has the right, upon five (5) days' written notice to Assignor, to assign and transfer its interest in this Agreement to an entity that is taxable as a partnership and that is controlled by Assignee or the Boykin Family. In such event, provided that any such transferee agrees in writing to assume all of Assignee's obligations hereunder, Assignee shall be released from any and all liability hereunder as of the effective date of such assignment.

                  (b) Assignor has the right to assign his interest in the JVJ Joint Ventures in accordance with the terms of the partnership agreement governing the JVJ Joint Ventures and, if applicable, the

Partnerships, at any time prior to the Closing Date, and upon such assignment, to assign his interest in this Agreement to the assignee of such interests in the JVJ Joint Ventures and, provided such assignee agrees in writing to assume all of Assignor's obligations hereunder, Assignor shall be released from any and all liability hereunder as of the effective date of such assignment.

                  15. BUFFALO FUTURE DEVELOPMENT PARCEL. Assignee hereby agrees to cause the Boykin Family, prior to the Closing Date, to participate, with Assignor and his other partners in JVJ Buffalo Joint Venture, in causing Buffalo Hotel Joint Venture, an Ohio general partnership that is one of the Partnerships, to grant, for the benefit of the owner(s) of the Future Development Parcel (as hereinfafter defined) (collectively, the "Development Parcel Owners"), such access and utility easements (the "Easements") over and across the Buffalo Property as are necessary for the development of a parcel of land, adjacent to the Buffalo Property, identified as the "Future Development Parcel" in Section 57 of that certain Mortgage, Security Agreement and Fixture Filings, dated as of January 29, 1996 (the "Mortgage"), granted by Buffalo Hotel Joint Venture in favor of Connecticut General Life Insurance Company ("Lender"), and more particularly described on Exhibit D attached hereto and made a part hereof. Assignor and Assigneee agree to cause the agreement containing such easements to also contain a convenant from the Development Parcel Owners restricting the Future Development Parcel from development as a Hotel (as hereinafter defined), to be recorded in the Erie County, New York Clerk's Office. Assignor and Assignee also agree to participate in causing Lender to consent to the Easements and to subordinate the lien of the Mortgage to the Easements. For purposes of this Agreement, the term "Hotel" shall mean a hotel, motel, residence inn, suite inn, suite hotel or other similar type multi-unit transient or temporary housing facility.

                  16. MISCELLANEOUS.

                  (a) This Agreement, including the Exhibits attached hereto, shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

                  (c) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement.

                  (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

                  (e) This Agreement will survive the Closing and the delivery of the documents contemplated herein.

                  IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

                                    ASSIGNOR:

                                    By: ______________________________


                                    ASSIGNEE:

                                    BOYKIN ARES HOTEL PROPERTIES, L.P.,
                                    an Ohio limited partnership

                                    By: Boykin Ares Hotel Properties,
                                        Inc., General Partner

                                    By: _____________________________
                                        Robert W. Boykin, President

                                    EXHIBIT A
                                    ---------

      %
  Interest                   Partnership                Hotel Name
  --------                   -----------                ----------

                                    EXHIBIT B
                                    ---------

                                                                Ownership
         Entity           Partners                              in Entity
         ------           --------                              ---------





                                                                ---------
                                 Entity Total
                                                                =========

                                    EXHIBIT C
                                    ---------

                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------
                              PARTNERSHIP INTEREST
                              --------------------

         KNOW ALL PERSONS BY THESE PRESENTS, that _____________________________ ______ ("Assignor"), for good and valuable consideration the receipt of which is hereby acknowledged as being to Assignor's full satisfaction, does hereby sell, convey and assign to BOYKIN ARES HOTEL PROPERTIES, L.P., an Ohio limited partnership ("Assignee"), a _______ general partnership interest in ___________ ___________________, an Ohio general partnership (the "Partnership"), and in and to the Partnership Agreement forming the Partnership dated as of _______________ ___________________, as may have been amended from time to time (as so amended, the "Partnership Agreement").

         Assignee hereby agrees to assume, discharge and release Assignor as general partner of the Partnership to the extent of the interest hereby assigned from, and agrees to indemnify Assignor against, all obligations which may accrue from and after the date hereof by virtue of the Partnership or the Partnership Agreement applicable to the interest hereby assigned and does further agree to be bound by all the terms, conditions and provisions of the Partnership Agreement and to be a general partner in the Partnership for all purposes and to the full extent of the interest hereby assigned.

         IN WITNESS WHEREOF, this Assignment and Assumption of Partnership Interest has been executed by Assignor and Assignee as of the ____ day of ________, 1996.

                                           ASSIGNOR:

                                           By: ______________________________


                                           ASSIGNEE:

                                           BOYKIN ARES HOTEL PROPERTIES, L.P.,
                                           an Ohio limited partnership

                                           By: Boykin Ares Hotel Properties,
                                               Inc., General Partner

                                           By: _____________________________
                                               Robert W. Boykin, President

                                  EXHIBIT D
                                  ---------

                LEGAL DESCRIPTION OF FUTURE DEVELOPMENT PARCEL
                ----------------------------------------------

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Amherst, County of Erie and State of New York, being part of Lot No. 72, Township 12, Range 7, of the Holland Land Company's Survey, bounded and described as follows:

        BEGINNING at the point of intersection of the southerly line of the first parcel of land conveyed to Niagara Mohawk Power Corporation by deed recorded in the Erie County Clerk's Office in Liber 5852 of Deeds at page 135 with the northeasterly line of the Power Line Expressway; running thence southeasterly along said northeasterly line 677.01 feet to a monument; thence continuing southeasterly and easterly along a curve to the left along said line of the Power Line Expressway through 2 monuments, a total distance of 775.31 feet to a point in a line which is parallel to and 80 feet southwesterly at right angles from the southwesterly line of lands conveyed to Niagara, Lockport & Ontario Power Corporation by deed recorded in the Erie County Clerk's Office in Liber 2145 of Deeds at page 535; running thence northwesterly along said parallel line 1216 feet more or less to the first described southerly line of Niagara Mohawk Power Corporation; thence westerly along said line 145.15 feet to the point or place of beginning.

(All First Amendment to Contribution Agreement dated June 19, 1996, except Anthony W. Weigand Revocable Living Trust which is dated June 10, 1996)

--------------------

SCHEDULE OF PARAGRAPH 5 TO First Amendment to Contribution Agreement:

                                                        FROM            TO
                                                        ----            --
1. Richard E. Jacobs Revocable Living Trust           $7,064,500    $8,104,700
2. David H. Jacobs Trust                              $4,322,280    $5,040,200
3. Anthony W. Weigand Revocable Living Trust          $  247,120    $  281,600
4. Edward H. Crane Revocable Living Trust             $  494,240    $  563,200
5. M & P Partners                                     $   88,500    $  105,500
6. DAV-JVJ Trust                                      $   42,000    $   60,000
7. Albert E. Pawlish Revocable Living Trust           $  247,120    $  286,600
8. R.F. Coffin Revocable Living Trust                 $  494,240    $  563,200

                  FIRST AMENDMENT TO CONTRIBUTION AGREEMENT
                  -----------------------------------------

        THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (the "Amendment"), made as of the 19th day of June, 1996, by and between ____________________________
("Assignor"), and BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership ("Assignee"),


                            W I T N E S S E T H :
                            - - - - - - - - - -

        WHEREAS, Assignor and Assignee entered into that certain Contribution Agreement dated as of June 19, 1996 (the "Original Agreement"); and

        WHEREAS, the parties have agreed to modify the Original Agreement in certain respects and have entered into this Amendment to reflect those agreements;

        NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

        1. The last sentence of Section 4 is hereby deleted in its entirety and the following inserted in lieu thereof: "Notwithstanding the foregoing, in the event that following the election by Assignor to receive Units in exchange for some or all of the Partnership Interests, the opportunity to structure the acquisition of the Units so as to avoid the recognition of taxable income or gain by Assignor is not available to Assignor because of a change outside of Assignor's control in law or facts after the date hereof, then Assignor shall have the right, exercisable within ten (10) days after Assignor has been made aware of that change in law or facts that prevents such an opportunity from being realized, by written notice to Assignee at any time up to five (5) days prior to the Closing Date, to inform Assignee of his revocation of the election to take such Units and, therefore, shall receive the consideration for the Partnership Interests in cash."

        2. Section 4 of the Original Agreement is hereby further modified by adding the following sentence at the end of such section: "As a material inducement to Assignor's election to receive Units rather than cash, Assignee covenants and agrees that with respect to the Amended and Restated Agreement of Limited Partnership of Assignee, attached hereto as Exhibit A (the "OP Agreement"), it will not, after the date hereof (a) change Section 5.3(a) of the OP Agreement in a manner materially adverse to Assignor; (b) change Section
7.4 of the OP Agreement to (i) lengthen the time after the closing of the IPO at which Assignor may require redemption of Partnership Units, (ii) reduce the redemption price, (iii) lengthen the Payout Period, (iv) reduce the rate of interest payable on the cash amount, (v) materially increase the minimum number of Units for which the Redemption Right may be exercised, (vi) materially impair or eliminate the rights of transferees of Assignors, (vii) alter the rights of the general partner in Section 7.4(b) in a manner materially adverse to the Assignor, or (viii) change the last sentence of Section 7.4(c) in a manner materially adverse to the Assignor; (c) change Section 7.8 of the OP Agreement in a manner materially adverse to Assignor; (d) change Section 8.1 of the OP Agreement in a manner materially adverse to Assignor; or (e) change
Section 9.5
of the OP Agreement to prohibit or materially restrict any donative transfer referred to in Section 9.5(d) or to otherwise impose materially greater restrictions on Assignor's ability to transfer its limited partnership interests."

        3. Section 4 of the Original Agreement is hereby further modified by adding the following paragraph at the end of such section: "In the event Assignor elects to take all or a portion of the consideration for the Partnership Interests in Units, at the sole election of Assignee, Assignee upon written notice to Assignor, may elect to deposit (the "Deposit") a sum equal to the lesser of: (a) five percent (5%) of the value of the Units to be paid to Assignor or (b) $25,000. The amount of the Deposit (together with any interest earned thereon) shall apply as a credit towards the Purchase Price. The Deposit, if paid, shall be payable to Assignor by certified or bank check. In the event the Closing does not occur as provided in Section 8, the Assignor shall be obligated to return said Deposit, together with any interest earned thereon, to Assignee by certified or bank check within ten days of such request by Assignee."

        4. Section 7(c) of the Original Agreement is hereby modified by adding the following sentence at the end of such section: "Assignor's obligation to close the transaction contemplated by this Agreement is conditioned upon each of Assignee's covenants and agreements contained in this Agreement to be performed or completed on or before the Closing Date having been so performed and complied with on or before the Closing Date."

        5. Section 8 of the Original Agreement is hereby deleted in its entirety and the following inserted in lieu thereof: "Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") simultaneously with the completion of the IPO, provided such offering is completed on or before August 15, 1996 (the "Closing Date"). Notwithstanding the foregoing sentence, Assignor hereby consents to an extension of the Closing Date to not later than February 15, 1997 provided (i) that a registration statement on Form S-11 has been filed with Securities and Exchange Commission on or before August 15, 1996 and (ii) the total consideration to be paid by Assignee to Assignor for the Partnership Interests shall be increased from $______ to $______. If the Closing has not been completed by the Closing Date, or as so may be extended, this Agreement shall terminate, in which event all documents and instruments which may have been delivered by one party to the other party shall be returned, and neither party hereto shall thereafter be under any further liability to the other party hereto."

        6. Section 10(a) of the Original Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

        "(a)    Assignee shall use reasonable efforts to attempt to obtain releases of Assignor from any lenders of the Partnership in respect of any and all personal liability of Assignor to such lenders accruing from and after the Closing Date (in form and substance acceptable to Assignor in his reasonable discretion) and to the extent such releases are not obtained, hereby agrees to assume and indemnify Assignor, from any and all personal liability to any lenders of the Partnerships that accrues from and after the Closing Date."

        7. Section 11 of the Original Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

        "SECURITIES ACT INDEMNITY. Assignee agrees to defend, protect, indemnify, and hold harmless Assignor from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by Assignor in connection with defending or investigating any such action or claim except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation or warranty or the breach of any covenant or obligation of Assignor hereunder), arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, including the Preliminary Prospectus and the final prospectus filed with the SEC pursuant to Rule 424(b) promulgated under the Securities Act of 1933 (the "Securities Act") (the "Final Prospectus") contained therein (as amended or supplemented, if applicable) or any other document contained therein, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Assignee or its general partner of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulations promulgated thereunder applicable to Assignee or its general partner including any of the foregoing incurred in settlement of any litigation, commenced or threatened; provided, however, that there shall be no indemnification obligation of Assignee hereunder to the extent that any such losses, claims, damages and liabilities (or any related expenses) of Assignor arise out of or are based upon any materially false or untrue statement or omission which has been omitted from or made in the Final Prospectus or any other document contained therein in reliance upon and in conformity with the information relating to Assignor and/or the Partnership furnished in writing to Assignee by Assignor (collectively, the "Indemnified Matters"), and Assignee shall reimburse Assignor for any legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action. Assignor shall give notice to Assignee promptly after Assignor has actual knowledge of any claim as to which indemnity under this Section 11 may be sought, and shall permit Assignee to assume the defense of any such claim or any litigation resulting therefrom, provided that Assignor may participate in such defense at its expense, and provided further that Assignee shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. Assignee, in the defense of any such claim or litigation, shall not, except with the consent of Assignor, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to Assignor a release from all liability in respect to such claim or litigation."

        8.      MISCELLANEOUS.

        (a) This Amendement, including the Exhibits attached hereto, shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are not outside representations or oral agreements.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

        (c) This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

        (d) This Amendment will survive the Closing and the delivery of the documents contemplated herein.

        (e) Except as expressly modified by this Amendment, the Original Agreement shall remain in full force and effect and unmodified hereby.

        IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

                                                ASSIGNOR:



                                                By:
                                                   ---------------------------



                                                ASSIGNEE:

                                                BOYKIN HOTEL PROPERTIES, L.P.


                                                By: Boykin Lodging Trust, Inc.,
                                                       General Partner


                                                By:
                                                   ---------------------------
                                                   Robert W. Boykin, President

     The following form of Assignment and Assumption of Partnership Interest Agreement is Applicable to:

                        Execution Date
                        --------------
1. Paul A. O'Neil        June 18, 1996
2. Raymond P. Heitland   June 18, 1996

                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------

                         PARTNERSHIP INTEREST AGREEMENT
                         ------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST AGREEMENT (this "Agreement"), made as of the ____ day of June, 1996, by and between _______ "Assignor"), and BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership ("Assignee"),

                              W I T N E S S E T H :
                              ---------------------


     WHEREAS, Assignor owns general partnership interests in Boykin Amherst Joint Venture and Boykin Columbus Joint Venture as each is identified in Exhibit A of the Offer to Exchange Limited Partnership Interests in Boykin Hotel Properties, L.P. for Interests In Certain Other Partnerships ("Exchange Offer") (collectively the "Participation Interests");

     WHEREAS, Assignee desires to acquire from Assignor and Assignor desires to assign the Participation Interests to Assignee, on the terms and subject to the conditions hereinafter stated; and

     NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

     A. TRANSFER OF PARTICIPATION INTERESTS. Upon the terms and subject to the conditions set forth herein, Assignor agrees to convey, transfer, assign and deliver to Assignee at the Closing, and Assignee agrees to accept an assignment from Assignor at the Closing, all of Assignor's right, title, estate and interest in and to the Participation Interests, free and clear of all liens, security interests and encumbrances whatsoever.

     B. CONSIDERATION FOR PARTICIPATION INTERESTS. The consideration to be paid by Assignee for the Participation Interests shall be limited partnership interests in the Assignee (the "Units") identified on Exhibit A of the Exchange Offer. The consideration for the Participation Interests shall be payable at

Closing, which payment is conditional upon the completion of the offering to the public of common shares ("Shares") of stock (the "IPO") by the general partner of the Assignee and the closing conditions set forth in Section F of this Agreement.

     In the event of the completion of the IPO as described above, the Assignee shall be obligated, subject to the closing conditions set forth in Section F of this Agreement, to acquire the Participation Interests.

     At the sole election of the Assignee, Assignee upon written notice to Assignor, may elect to deposit (the "Deposit") a sum equal to the lesser of:
(a) five percent (5%) of the value of the Units to be paid to Assignor or (b) $25,000. The amount of the Deposit (together with any interest earned thereon) shall apply as a credit towards the Purchase Price (see Exhibit A of the Exchange Offer). The Deposit, if paid, shall be payable to Assignor by certified or bank check. In the event the Closing does not occur as provided in Section G, the Assignor shall be obligated to return said Deposit, together with any interest earned thereon, to Assignee by certified or bank check within ten days of such request by Assignee.

     C. CONFIDENTIAL OFFERING MEMORANDUM. Assignee has delivered the Exchange Offer, together with copies of the most recent drafts of the Registration Statement to be filed with the Securities and Exchange Commission with respect to the IPO (the "Registration Statement") and Partnership Agreement of Assignee to Assignor, offering to acquire the Participation Interests in exchange for Units.

     D. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor hereby represents and warrants to Assignee as of the date hereof that:

          (1) Assignor is the owner of the Partnership Interests as identified on Exhibit A of the Exchange Offer.

          (2) Assignor has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignor pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with their respective terms.

          (3) To the best of Assignor's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Assignor which might materially and adversely affect Assignor or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

          (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignor is a party.

          (5) Neither Assignor, nor, to the best of Assignor's knowledge any prior owner of the hotels owned by the Columbus Hotel Joint Venture (Columbus Marriott) or the Buffalo Hotel Joint Venture (Buffalo Mariott) (hereafter the Columbus Mariott and the Buffalo Mariott collectively the "Boykin Marriott Hotels") has: (a) caused or permitted the generation, manufacture, refinement, transportation, treatment, storage, handling, installation, removal, disposal, transfer, production or processing of Hazardous Substances (as hereinafter defined) or other dangerous or toxic substances, or solid wastes, except in strict compliance with all laws:
     (b) caused or permitted or received any written notice or have any actual knowledge of the Release (as hereinafter defined) or existence of any Hazardous Substances on or about the Boykin Marriott Hotels or property surrounding the Boykin Marriott Hotels which might affect the Boykin Marriott Hotels; (c) caused or permitted or received any written notice or have any actual knowledge of any substances or conditions on or about the Boykin Marriott Hotels or on property surrounding the Boykin Marriott Hotels which may support a claim or cause of action, whether by any governmental authority or any other person, under any laws ("Environmental Laws") in effect as of the date of this Agreement and all rules and regulations promulgated thereunder, including, but not limited to: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq. (the "Superfund Act"); the
     Resource Conservation and Recovery Act of 1976,

     42 U.S.C. Sections 6921 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136; the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; the Federal Solid Waste Disposal Act, 42 U.S.C. Sections 6901 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; or any other Law. For the purposes of this Agreement the terms "Hazardous Substances" and "Release" shall have the definitions used in the Superfund Act; provided, however, that the definition of the term "Hazardous Substances" shall also include (if not included within definition contained in the Superfund Act), petroleum and related by products, hydrocarbons, radon, asbestos, urea formaldehyde and polychlorinated biphenyl compounds ("PCB's").

     (6) At Closing, Assignor will own good, valid and marketable title to the Participation Interests, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever.

     Assignor also makes the further representation that nothing in this Agreement shall operate to release Assignor from any liabilities or obligations for which Assignor would otherwise be responsible arising out of or in connection with the ownership of the Participation Interests or the Boykin Marriott Hotels relating to any periods prior to the Closing.

     All of the representations and warranties set forth in this Section D shall be deemed renewed by Assignor on the Closing Date as if made at such time.


     E. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants to Assignor that:

     (1) Assignee is, and will be at the Closing, a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and is, or at Closing will be, registered as a foreign limited partnership in each jurisdiction in which it is engaging in business or expects to do so. Assignee has, and at the Closing will have, the power and authority to carry on the business for which it has been organized. The persons executing this Agreement on behalf of Assignee are duly authorized to do so, and all requisite action has been taken by

     Assignee to authorize the execution and delivery of this Agreement, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby.

          (2) To the best of Assignee's knowledge, there is no litigation, proceeding or action pending or threatened against or related to Assignee which might materially and adversely affect Assignee or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

          (3) Assignee has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignee pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with their respective terms.

          (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignee is a party.

     All of the representations and warranties set forth in this Section E shall be deemed renewed by Assignee on the Closing Date as if made at such time and shall survive the closing of the transactions contemplated hereby for a period of six months.

     F. DELIVERIES; CONDITIONS. Assignee shall issue or deliver the following to or for the benefit of Assignor on or prior to the Closing Date:

          (1) the consideration for the Participation Interests;

          (2) duly executed resolutions adopted by Assignee authorizing the execution and delivery of this Agreement by Assignee, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby;

          (3) the releases required pursuant to Section I hereof;

     G. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") simultaneously with the completion of the IPO, provided such offering occurs on or before December 31, 1996 (the "Closing Date"). If the Closing has not occurred by on or before December 31, 1996, either party, provided such party is not in default under this Agreement, shall have the right to terminate this Agreement by giving notice to the other party, in which event all documents and instruments which may have been delivered by one party to the other party shall be returned, and neither party hereto shall thereafter be under any further liability to the other party hereto.

     H. CERTAIN EXPENSES AND CHARGES. Assignee shall be charged the following amounts at Closing: the Purchase Price, and all other costs and expenses necessary to effect the purchase of the Participation Interests.

     I. RELEASES; INDEMNIFICATION.

          (1) Assignee shall use reasonable efforts (at no more than a nominal cost to Assignee) to attempt to obtain releases of Assignor from any lenders of the Partnerships in respect to any and all personal liability of Assignor to such lenders accruing from and after the Closing Date (in form and substance acceptable to Assignor in his reasonable discretion) and to the extent such releases are not obtained, hereby agrees to assume and indemnify Assignor, from any and all personal liability to any lenders of the Partnerships that accrues from and after the Closing Date.

          (2) Assignee shall fully indemnify and hold Assignor and Assignor's trustee, heirs, representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignee to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Assignee hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignor hereunder), and (iii) the activity of the Partnerships and/or the operation of the Boykin Marriott Hotels from and after the Closing.

          (3) Assignor shall fully indemnify Assignee and hold Assignee, its officers, directors and partners and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignor to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Assignor hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignee hereunder) or (iii) the activity of the Partnerships and the operation of the Boykin Marriott Hotels prior to the Closing.

     J. CONSENTS. Assignee has entered into or will enter into an agreement to purchase other Participation Interests in the Partnerships and Assignor hereby consents to each and every transaction contemplated by this Agreement. Assignor hereby consents to (i) the transfer by any partner of their interests in the entities covered by this Agreement to Assignee or Assignee's nominee, (ii) the transfer by any entity listed on Exhibit A of the Exchange Offer in connection with the transactions contemplated by this Agreement, of all or substantially all the assets of such entity, including, without limitation, the liquor licenses and Franchise Agreements, to Assignee or Assignee's nominee and (iii) a waiver of any rights of first refusal, options or other rights which could be asserted by Assignor in connection with any agreements regarding the transfer of the Participation Interests to Assignee or related to the ownership or operation of the properties. Assignor also consents, as the case may be, to the substitution of Assignee as a partner in the partnerships covered by the Participation Interests. Assignor agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate Assignor's consent referenced herein.

     In the event the Closing does not occur as provided in Section G, the various consents referenced above shall be automatically deemed revoked by Assignor and Assignor and Assignee agree to execute any documents and instruments necessary in order to effect said revocation and to place Assignor in the same position as if this Agreement had not been executed by Assignor.

     K. ASSIGNMENT. Assignee has the right, upon five (5) days' written notice to Assignor, to assign and transfer its interest in this Agreement to an entity that is taxable as a partnership and that is controlled by Assignee or its affiliates. In such event, provided that any such transferee agrees in writing to assume all of Assignee's obligations hereunder, Assignee shall be released from any and all liability hereunder as of the effective date of such assignment.

     L. ASSIGNMENT AND ASSUMPTION OF PARTICIPATION INTERESTS. Subject to the terms and conditions herein as of the Closing Date:

          (1) Assignor does hereby sell, convey and assign to Assignee the interests identified on Exhibit A to the Exchange Offer (the "Participation Interests"), and in and to the partnership agreements forming the Partnerships, as each may have been amended from time to time.

          (2) Assignee hereby agrees to assume, discharge and release Assignor as a general partner of the Partnerships to the extent of the interest hereby assigned from, and agrees to indemnify Assignor against, all obligations which may accrue from and after the Closing Date by virtue of the Partnerships or the partnership agreements applicable to the Participation Interests hereby assigned and does further agree to be bound by all the terms, conditions and provisions of the partnership agreements and to be a partner of the Partnerships.


     M. MISCELLANEOUS.

          (1) This Agreement, together with the Exchange Offer together with the exhibits thereto shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

          (2) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

          (3) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement.

          (4) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

          (5) This Agreement will survive the Closing and the delivery of the documents contemplated herein.

          (6) In the event of a default by either party to this Agreement, the non-defaulting party shall have all rights available at law or in equity. In the event the non-defaulting party prevails in any litigation related to this Agreement, the defaulting party shall be obligated to reimburse the non-defaulting party of all its reasonable costs and expenses related to such litigation (including reasonable attorneys' fees).


     IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

                     ASSIGNOR:


                     -----------------------------
                         (signature)

                     -----------------------------
                         (printed name)

                     ASSIGNEE:

                     BOYKIN HOTEL PROPERTIES, L.P. an Ohio limited partnership

                     By: Boykin Lodging Trust, Inc., its general partner

                             /s/ Robert W. Boykin
                             -----------------------------
                             Robert W. Boykin,
                             President

                                 Exchange Offer


                                    EXHIBIT A

                        Confidential Offering Memorandum

PARTICIPATING PARTNER


Offeree:

         1)  Raymond P. Heitland ("Heitland")

         2)  Paul A. O'Neil ("O'Neil")

--------------------------------------------------
Participation Interests to be Exchanged:
----------------------------------------

I.   Heitland:

     a) 4.143% general partnership interests in Boykin Columbus Joint Venture ("BCJV")(1), including the amount owned by BCJV (if any) at Closing pursuant to an advance made by Heitland on or about November 2, 1991 in the original principal amount of approximately $6,250 (the "Partner Loan")

     b) 4.286% general partnership interest in Boykin Amherst Joint Venture ("BAJV")(2)

II.  O'Neil:

     a) .552% general partnership interest in BCJV(1), including the amount owed by BCJV (if any) at Closing pursuant to an advance made by O'Neil's predecessor in interest on or about November 2, 1991 in the original principal amount of approximately $833 (the "Partner Loan")

     b)   .571% general partnership interest in BAJV(2)

Operating Partnership Interests to be Received:
-----------------------------------------------

I. HEITLAND. The number of Operating Partnership Interests to be received by Heitland shall equal ($213,000) Two Hundred Thirteen Thousand Dollars divided by the Offering Price of the REIT Shares in the REIT Offering.

II. O'NEIL. The number of Operating Partnership Interests to be received by O'Neil shall equal ($28,000) Twenty Eight Thousand Dollars divided by the Offering Price of the REIT Shares in the REIT Offering.

--------------------
(1) Joint owner of Columbus Hotel Joint Venture which owns the Columbus
    Marriott.

(2) Joint owner of Buffalo Hotel Joint Venture which owns the Buffalo Marriott.

The following (i) Assignment and Assumption Agreement is applicable to:

                          Execution Date
                          --------------
1. Charles Bray            June 12, 1996
2. Joseph Gillespie        June 12, 1996

                            ASSIGNMENT AND ASSUMPTION
                            -------------------------
                                    AGREEMENT
                                    ---------

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), made as of the 12th day of June, 1996, by and between CHARLES BRAY ("Assignor"), and BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership ("Assignee"),

                              W I T N E S S E T H :

         WHEREAS, Assignor owns interests in Chuck & Joe, L.L.C., a Georgia limited liability company;

         WHEREAS, Assignor agrees prior to the time of the Closing (as hereinafter defined) to take all action necessary to liquidate Chuck & Joe, L.L.C. whereby Assignor will acquire a _____% interest in BBG, I, L.L.C., a Georgia limited liability company ("BBG") (the "Membership Interests");

         WHEREAS, the assets of BBG include two hotel properties located in Cornelius, North Carolina (the "Lake Norman Hotels");

         WHEREAS, pursuant to the Offer to Exchange Limited Partnership Interests in Boykin Hotel Properties, L.P. for Interests in BBG ("Exchange Offer") dated May 15, 1996, Assignee desires to acquire from Assignor, and Assignor desires to assign the Membership Interests to Assignee, on the terms and subject to the conditions hereinafter stated; and

         NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

         A. TRANSFER OF INTERESTS. Upon the terms and subject to the conditions set forth herein, Assignor agrees to convey, transfer, assign and deliver to Assignee at the Closing, and Assignee agrees to accept an assignment from Assignor at the Closing, of all of Assignor's right, title, estate and interest in and to the Membership Interests, free and clear of all liens, security interests and encumbrances whatsoever.

         B. CONSIDERATION FOR MEMBERSHIP INTERESTS. The consideration to be paid by Assignee for the Membership Interests shall be a limited partnership interest in the Assignee (the "Units") identified on Exhibit A of the Exchange Offer. The payment of consideration for the Membership Interests shall be payable at Closing, which payment is conditional upon the completion of the offering to the public of common shares ("Shares") of stock (the "IPO") by the general partner of the Assignee and the closing conditions set forth in Section F of this Agreement.

         In the event of the completion of the IPO as described above, the Assignee shall be obligated, subject to the closing conditions set forth in Section F of this Agreement, to acquire the Membership Interests.

         The Units represented by the Exchange Offer shall be the same in form, terms, conditions and registration rights as Units received by William J. Boykin, Robert W. Boykin, John E. Boykin and any member of their respective immediate families or any trusts for their or their families' benefit, except that the exchange rights permitting Assignor to convert the Units into Shares shall be available to Assignor at any time after the Closing pursuant to Section 7.4(a) of the Partnership Agreement, which is referred to in the Exchange Offer.

         C. CONFIDENTIAL OFFERING MEMORANDUM. Assignee has delivered the Exchange Offer, together with copies of the most recent drafts of the Registration Statement to be filed with the Securities and Exchange Commission with respect to the IPO (the "Registration Statement") and Partnership Agreement of Assignee to Assignor, offering to acquire the Membership Interests in exchange for Units.

         D. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor hereby represents and warrants to Assignee as of the date hereof that:

                  (1) After the liquidation of Chuck & Joe, L.L.C. and prior to the Closing Date, Assignor will be the owner of Membership Interests in BBG representing 29.7% ownership of BBG.

                  (2) Assignor has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignor pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with their respective terms.

                  (3) To the best of Assignor's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Assignor which might materially and adversely affect

         Assignor or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

                  (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignor is a party.

                  (5) Neither Assignor, nor, to the best of Assignor's knowledge any prior owner of the Lake Norman Hotels has: (a) caused or permitted the generation, manufacture, refinement, transportation, treatment, storage, handling, installation, removal, disposal, transfer, production or processing of Hazardous Substances (as hereinafter defined) or other dangerous or toxic substances, or solid wastes, except in strict compliance with all laws: (b) caused or permitted or received any written notice or have any actual knowledge of the Release (as hereinafter defined) or existence of any Hazardous Substances on or about the Lake Norman Hotel or property surrounding the Lake Norman Hotels which might affect the Lake Norman Hotels; (c) caused or permitted or received any written notice or have any actual knowledge of any substances or conditions on or about the Lake Norman Hotels or on property surrounding the Lake Norman Hotels which may support a claim or cause of action, whether by any governmental authority or any other person, under any laws ("Environmental Laws") in effect as of the date of this Agreement and all rules and regulations promulgated thereunder, including, but not limited to: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq. (the "Superfund Act"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6921 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136; the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; the Federal Solid Waste Disposal Act, 42 U.S.C. Sections 6901 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; or any other Law. For the purposes of this Agreement the terms "Hazardous Substances" and "Release" shall have the definitions used in the Superfund Act; provided, however, that the definition of the term "Hazardous Substances" shall also include (if not included within definition contained in the Superfund Act), petroleum and related by products, hydrocarbons, radon, asbestos, urea formaldehyde and polychlorinated biphenyl compounds ("PCB's").

                  (6) At Closing, Assignor will own good, valid and marketable title to the Membership Interests, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever.

         Assignor also makes the further representation that nothing in this Agreement shall operate to release Assignor from any liabilities or obligations for which he would otherwise be responsible arising out of or in connection with the ownership of the Membership Interests or the Lake Norman Hotels held by BBG relating to any periods prior to the Closing.

         All of the representations and warranties set forth in this Section D shall be deemed renewed by Assignor on the Closing Date as if made at such time.

         E. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants to Assignor that:

                  (1) Assignee is, and will be at the Closing, a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and is, or at Closing will be, registered as a foreign limited partnership in each jurisdiction in which it is engaging in business or expects to do so. Assignee has, and at the Closing will have, the power and authority to carry on the business for which it has been organized. The persons executing this Agreement on behalf of Assignee are duly authorized to do so, and all requisite action has been taken by Assignee to authorize the execution and delivery of this Agreement, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby.

                  (2) To the best of Assignee's knowledge, there is no litigation, proceeding or action pending or threatened against or related to Assignee which might materially and adversely affect Assignee or which questions the validity of this Agreement or any action taken or to be taken by Assignee pursuant hereto.

                  (3) Assignee has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignee pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with their respective terms.

                  (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignee is a party.

         All of the representations and warranties set forth in this Section E shall be deemed renewed by Assignee on the Closing Date as if made at such time and shall survive the closing of the transactions contemplated hereby for a period of six months.

         F. DELIVERIES; CONDITIONS. Assignee shall issue or deliver the following to or for the benefit of Assignor on or prior to the Closing Date:

                  (1) the consideration for the Membership Interests;

                  (2) duly executed resolutions adopted by Assignee authorizing the execution and delivery of this Agreement by Assignee, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby;

                  (3) the releases required pursuant to Section I hereof;

         G. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") simultaneously with the completion of the IPO, provided such offering occurs on or before December 31, 1996 (the "Closing Date"). If the Closing has not occurred by the Closing Date, this Agreement shall terminate, in which event all documents and instruments which may have been delivered by one party to the other party shall be returned, and neither party hereto shall thereafter be under any further liability to the other party hereto.

         H. CERTAIN EXPENSES AND CHARGES. Assignee shall be charged the following amounts at Closing: the Purchase Price, one-half of Assignor's attorney fees in connection with this Agreement (which sum shall not exceed $3,750) and all other costs and expenses necessary to effect the purchase of the Membership Interests. Assignee also agrees at Closing to prepare statement of working capital for BBG, including current assets such as cash, accounts receivable, inventory and deposits; and current liabilities such as accounts payable and accrued expenses and approved capital expenditures not expended. To the extent that a statement reflects a positive amount of working capital, a pro rata cash distribution to Assignor shall be made by the BBG. To the extent that a statement reflects a deficit in working capital, the Assignor shall be required to make a pro rata cash contribution to BBG. In the event of a disagreement between Assignor and Assignee regarding the statement of working capital, Assignor may, upon ten (10) days notice to Assignee, conduct an audit of the relevant financial records of BBG. In the event such audit discloses a sum of five percent (5%) or more in excess of the original amount is owed to Assignor, Assignee shall either pay such sum or submit the dispute to binding mediation in Cleveland, Ohio. In the event such audit discloses a difference of less than five percent (5%) in excess of the original amount, Assignee shall pay such sum to Assignor unless Assignee, in good faith, disputes the audit findings in which event the dispute shall be submitted to binding mediation in Cleveland, Ohio.

         Finally, Assignee and Assignor shall cause BBG to also pay to Assignor at the Closing any unpaid asset management fees or other amounts due and owing to Assignor or its affiliates.

         I. RELEASES; INDEMNIFICATION.

                  (1) Assignee shall use reasonable efforts (at no more than a nominal cost to Assignee) to attempt to obtain releases of Assignor from any lenders of BBG in respect to any and all personal liability of Assignor to such lenders accruing from and after the Closing Date (in form and substance acceptable to Assignor in his reasonable discretion) and to the extent such releases are not obtained, hereby agrees to assume and indemnify Assignor, from any and all personal liability to any lenders of BBG that accrues from and after the Closing Date. Assignee also agrees to pay off the outstanding mortgage debt on the Lake Norman Hotels within thirty (30) days after the Closing.

                  (2) Assignee shall fully indemnify and hold Assignor and Assignor's trustee, heirs, representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignee to perform in any material respect any of its obligations hereunder,
         (ii) the inaccuracy of any representation or warranty made by Assignee hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignor hereunder), and
         (iii) the activity of BBG and/or the operation of the properties (Lake Norman Hotels) from and after the Closing.

                  (3) Assignor shall fully indemnify Assignee and hold Assignee, its officers, directors and partners and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignor to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Assignor hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignee hereunder) or (iii) the activity of BBG and the operation of the properties (Lake Norman Hotels) prior to the Closing.

         J. CONSENTS. Assignee has entered into or will enter into an agreement to purchase other Membership Interests in BBG and Assignor hereby consents to each and every transaction contemplated by this Agreement. Assignor hereby consents to (i) the transfer by any member of BBG of such member's Membership Interest to Assignee or Assignee's nominee, (ii) the transfer by BBG in connection with the transactions contemplated by this Agreement, of all or substantially all the assets of BBG, including, without limitation, the liquor licenses and Franchise Agreements, to Assignee or Assignee's nominee and (iii) a waiver of any rights of first refusal, options or other rights which could be asserted by Assignor in connection with any agreements regarding the transfer of the Membership Interests to Assignee or related to the ownership or operation of the properties. Assignor also consents to the substitution of Assignee as a member in BBG or the liquidation or termination of BBG upon completion of the transfer referenced above. Assignor agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate Assignor's consent referenced herein.

         In the event the Closing does not occur as provided in Section G, the various consents referenced above shall be automatically deemed revoked by Assignor and Assignor and Assignee agree to execute any documents and instruments necessary in order to effect said revocation and to place Assignor in the same position as if this Agreement had not been executed by Assignor.

         K. ASSIGNMENT. Assignee has the right, upon five (5) days' written notice to Assignor, to assign and transfer its interest in this Agreement to an entity that is taxable as a partnership and that is controlled by Assignee or the Boykin Family. In such event, provided that any such transferee agrees in writing to assume all of Assignee's obligations hereunder, Assignee shall be released from any and all liability hereunder as of the effective date of such assignment.

         L. ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS. Subject to the terms and conditions herein:

                  (1) Assignor does hereby sell, convey and assign to Assignee a 29.7% Membership Interest in BBG, a Georgia limited liability company, and in and to the Operating Agreement and Article of Organization forming BBG dated as of February 2, 1996, as may have been amended from time to time.

                  (2) Assignee hereby agrees to assume, discharge and release Assignor as a member of BBG to the extent of the interest hereby assigned from, and agrees to indemnify Assignor against, all obligations which may accrue from and after the Closing Date by virtue of BBG or the Articles of Organization or Operating Agreement applicable to the interest hereby assigned and does further agree to be bound by all the terms, conditions and provisions of the Articles of Organization and Operating Agreement and to be a member of BBG, or to cause BBG's liquidation or termination in a timely manner.

         M. MISCELLANEOUS.

                  (1) This Agreement, together with the Exchange Offer together with the exhibits thereto shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

                  (2) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

                  (3) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement.

                  (4) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

                  (5) This Agreement will survive the Closing and the delivery of the documents contemplated herein.

                  (6) In the event of a default by either party to this Agreement, the non-defaulting party shall have all rights available at law or in equity. In the event the non-defaulting party prevails in any litigation related to this Agreement, the defaulting party shall be obligated to reimburse the non-defaulting party all of its reasonable costs and expenses related to such litigation (including reasonable attorneys' fees).

                  IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

                     ASSIGNOR:


                         --------------------------------

                     ASSIGNEE:

                     BOYKIN HOTEL PROPERTIES, L.P. an Ohio limited partnership

                     By: Boykin Lodging Trust, Inc.

                     By: /s/ Robert W. Boykin
                        --------------------------------
                        Robert W. Boykin,
                        President

                                   EXHIBIT A

                        Confidential Offering Memorandom
PARTICIPATING INVESTORS
-----------------------

1)       Offeree: JOSEPH GILLESPIE - 24.3% interest in BBG, I, L.L.C.

2)       Offeree: CHARLES BRAY - 29.7% interest in BBG, I, L.L.C.

===============================================================================
                              VALUATION FORMULA


A. The Purchase Price for the BBG Interests of the Offeree shall be calculated in the following manner:


         (1)      Definitions:

         (a) "Value of the REIT Shares" shall mean the total value of the REIT Shares issued by the REIT and partnership interest ("Units") issued by the Operating Partnership at the time of the REIT Offering computed by multiplying the number of REIT Shares and Units to be issued times the midpoint dollar amount specified in the preliminary prospectus (and any amendments thereto) to be filed by the REIT with the Securities and Exchange Commission (the "SEC"). In computing the number of Units to be issued, any convertible debt of the Operating Partnership shall be considered converted;

         (b) "Gross Purchase Price" shall be the product of the Value of the REIT Shares times the Lake Norman Share;

         (c) The "Lake Norman Share" shall be a fraction computed by dividing the Net Operating Income ("NOI") of the Lake Norman Hotels (the Lake Norman Holiday Inn and the Lake Norman Hampton Inn) by the total NOI of all hotels to be included in the REIT offering, based upon the preliminary prospectus (and any amendments thereto) filed with the SEC;

         (d)      In each case, NOI shall be computed as follows:

                  Start with the net income for the most recent twelve (12) month period as disclosed in the financial statements contained in the preliminary prospectus,

                  Add:

                           1.       Depreciation and amortization;

                           2.       Interest expense;

                           3.       Extraordinary or Unusual losses not
                                    affecting the pro forma net income of the Lessee;

                           4. Other nonoperating expenses or losses (such as any loss on disposal of fixes assets) not affecting the pro forma net income of the Lessee;

                           5.       Pro forma adjustments made in the
                                    preliminary prospectus, to the extent that they increase the pro forma net income of the Lessee or the REIT, for instance, any adjustment increasing departmental profits, or decreasing real estate taxes, franchise fees expense or other item which increases the pro forma net income of the Lessee; and

                           6. The excess (if any) a management fee expense of 2.5% of revenues over the actual management fee expense.

                  Subtract:

                           1.       Interest income;

                           2. Extraordinary gains or income not affecting the pro forma net income of the Lessee;

                           3. Other nonoperating income or gains (such as any gain on disposal of fixed assets) not affecting the pro forma net income of the Lessee;

                           4.       Pro forma adjustments made in the
                                    preliminary prospectus, to the extent that they decrease the pro forma net income of the Lessee or the REIT, for instance, real estate taxes, franchise fees expense or other item which decrease the pro forma net income of the REIT or the Lessee;

                           5. A reserve for replacements of furniture, fixtures and equipment equal to four percent (4%) of the total revenues disclosed in the preliminary prospectus; and

                           6. The excess (if any) of actual management fee expense over a management fee expense of 2.5% of revenues.

         (e) "Lake Norman Costs" shall mean the sum of the amounts referenced below, as reflected in the preliminary prospectus under the use of proceeds:

                           1. costs directly related to the Lake Norman Hotels including, without limitation, the following: third party mortgage debts, notes payable to franchisor, transfer costs, accounting and audit, due diligence costs, such as title commitment and title insurance, environmental, engineering, renovation of the Properties, agreed upon by the Offeree and the Operating Partnership and, if applicable, the Franchisor and which may include property upgrades as required by the Franchisor including any Property Improvement Plans ("PIP") or otherwise), appraisals, conveyance or transfer taxes any and all sales taxes payable in connection marketing fees or any other costs specifically attributable to the Properties and all other costs incurred in connection with the Closing of this transaction as are customary in the local of each hotel; PLUS

                           2. (i) costs unallocated to a specific property attributable to the REIT Offering excluding underwriters fees, but including without limitation, working capital, registration cost, legal and accounting fees, printing expenses, marketing and travel expenses multiplied by the (ii) Lake Norman Share; and PLUS

                           3. An allocable portion of the underwriters fees computed by multiplying (i) 7.5269% by
                                    (ii) the sum of the Lake Norman costs
                                    referred to in 1 and 2 aforesaid.

         (f) "Purchase Price" shall mean the Gross Purchase Price less Lake Norman Costs, with the result multiplied by Offeree's effective ownership of BBG.


B. The Purchase Price shall be paid on the form of Units. The number of Units to be received shall equal the Purchase Price divided by the midpoint of price per share disclosed in the preliminary prospectus and any amendments thereto.

                      STANDBY TO PURCHASE STOCK CONDITIONED
                      -------------------------------------
                        UPON EXERCISE OF REDEMPTION RIGHT
                        ---------------------------------

        THIS STANDBY TO PURCHASE STOCK (the "Agreement") is made and entered into as of the 12th day of June, 1996, by and among CHARLES BRAY ("Bray") and JOSEPH GILLESPIE ("Gillespie"), individual residents of the State of Georgia (collectively, the "Seller") and BOYKIN GROUP, INC., an Ohio corporation (the "Purchaser").

                             W I T N E S S E T H:

        WHEREAS, Bray and Gillespie own all of the interest in Chuck & Joe, L.L.C., a Georgia limited liability company ("C&J"); and

        WHEREAS, C&J and Boycorn, L.L.C., an Ohio limited liability company and an affiliate of Purchaser are the owners of BBG, I L.L.C. ("BBG"); and

        WHEREAS, BBG is the owner of certain improved real property known as the Lake Norman Holiday Inn and the Lake Norman Hampton Inn located in Cornelius, North Carolina; and

        WHEREAS, Seller desires to dissolve C&J and then exchange its interest in BBG (the "Exchange") pursuant to that certain Offer to Exchange Limited Partnership Interest dated May 15, 1996, said interest for limited partnership units (the "Units") in Boykin Hotel properties, L.P., an Ohio limited partnership (the "Partnership") whose general partner, Boykin Lodging Trust, Inc. (the "REIT"), a newly formed Ohio corporation, expects to qualify as a "real estate investment trust" for federal income tax purposes; and

        WHEREAS, the Partnership will be governed by an Agreement of Limited Partnership of Boykin Hotel Properties, L.P. (the "LP Agreement") pursuant to which each limited partner of the Partnership shall have the right to require the Partnership to redeem, on a specified date, all or a portion of the Units held by such limited partner for cash in an amount specified in the LP Agreement or for shares of the REIT (the "Shares"); and


        WHEREAS, in order to induce Seller to effectuate the Exchange, Purchaser has agreed, upon the happening of certain conditions, to purchase Seller's Units; and

        WHEREAS, in the event Seller exercises its redemption rights pursuant to the LP Agreement on or after February 8, 1997, and in the event the Partnership elects to pay Seller in Shares of the REIT rather than to pay
Seller in cash for the Units, which election shall be in the sole and absolute discretion of the Partnership, Purchaser and Seller desire that Purchaser purchase and Seller sell the Units on the terms and conditions herein set forth.

        NOW THEREFORE, for and in consideration of the premises, the mutual covenants, promises, agreements, representations and warranties contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant, promise, agree, represent and warrant as follows:

        The above recitals are hereby incorporated into this Agreement by reference.

        1.  PURCHASE OF UNITS IN THE EVENT REIT ELECTS NOT TO PAY CASH FOR UNITS


                1.1 REDEMPTION RIGHT. Pursuant to Section 7.4 of the LP Agreement, Seller, at anytime after the closing of the initial public offering of the Shares, shall have the right to require the Partnership to redeem all or a portion of Seller's Units for cash in an amount specified in the LP Agreement, or for Shares in the amount specified in the LP Agreement, which election shall be in the sole discretion of the Partnership. Notwithstanding this right, the Seller shall have the following rights:

                        (a) If on or anytime after February 8, 1997, pursuant to Section 7.4 of the LP Agreement, Seller shall give written notice to the Partnership that Seller wishes to exercise its redemption right (the "First Redemption") and the Partnership indicates to Seller that it will elect the "Share Election" as hereinafter defined rather than the "Cash Election" as hereinafter defined, then, if Seller so elects, Purchaser shall purchase and Seller shall sell to Purchaser Units with an aggregate value (as calculated for redemption purposes under the LP Agreement) of up to $500,000.00. Upon notice to the Partnership of Seller's wish to redeem, Seller shall copy Purchaser and Purchaser shall cause the Partnership to make its indication within ten business days of the date of notice to the Partnership.

                        (b)  If on or anytime after July 8, 1997, pursuant to
Section 7.4 of the LP Agreement, Seller shall give written notice to the Partnership that Seller wishes to exercise its redemption right (the "Second Redemption") and the Partnership indicates to Seller that it will elect the Share Election rather than the Cash Election, then, if Seller so elects, Purchaser shall purchase and Seller shall sell to Purchaser Units with an aggregate value (as calculated for redemption purposes under the LP Agreement) of up to $300,000.00. Upon notice to the Partnership of Seller's wish to redeem, Seller shall copy Purchaser and Purchaser shall cause the Partnership to make its indication within ten business days of the date of notice to the Partnership.

                        (c)  If on or anytime after July 8, 1997, pursuant to
Section 7.4 of the LP Agreement, Seller shall give written notice to the Partnership that Seller wishes to exercise its redemption right (the "Prorata Redemption"), which notice shall not be given more than once a month or for more than the "Prorata

Amount" (as hereinafter defined) on a cumulative basis (i.e. if a redemption is done after three months, then the Prorata Amount shall be the Prorata Amount multiplied by three), and the Partnership indicates to Seller that it will elect the Share Election rather than the Cash Election, then, if Seller so elects, Purchaser shall purchase and Seller shall sell to Purchaser Units with an aggregate value (as calculated for redemption purposes under the LP Agreement) of up to the Prorata Amount for each redemption. Upon notice to the Partnership of Seller's wish to redeem, Seller shall copy Purchaser and Purchaser shall cause the Partnership to make its indication within ten business days of the date of notice to the Partnership.

                1.2.  CERTAIN DEFINITIONS.

For purposes of this Agreement:

        (a) the term "Share Election" shall mean the Partnership's indication to Seller that it will elect (upon the exercise of either the First Redemption, the Second Redemption or any Prorata Redemption) to pay to the Seller Shares, in an amount specified in the LP Agreement, rather than to pay the Seller cash in exchange for Seller's Units or the failure to pay cash to Seller after a Cash Election upon Seller's exercise of either the First, Second, or Prorata Redemption right, within 10 business days of Seller's exercise of such rights. The term "Cash Election" shall mean the Partnership's indications to Seller that it will elect (upon the exercise of either the First Redemption, the Second Redemption or any Prorata Redemption) by the Partnership to pay cash to the Seller in an amount specified in the LP Agreement and the payment thereof within 10 business days.

        (b) the term "Prorata Amount" shall mean the total value of all Units of Seller minus the First Redemption and Second Redemption amounts divided by twenty-four.

                2.  PURCHASE PRICE; TRANSFER OF SECURITIES.

                        2.1 PURCHASE PRICE. The full, entire and aggregate amount that shall be paid at any Closing by the Purchaser to the Seller shall be the number of Units sold multiplied by the per Unit consideration as calculated under the LP Agreement up to $500,000.00 for the First Redemption, the number of Units sold multiplied by the per Unit consideration up to $300,000.00 for the Second redemption, and the number of Units sold multiplied by the per Unit consideration as calculated under the LP Agreement up to the Prorata Amount for each Prorata Redemption (the "Purchase Price"). Seller shall allocate the Purchase Price among Bray and Gillespie pursuant to a separate agreement and Seller shall indemnify Purchaser against any claim of any nature of any person or entity that may arise from that allocation.

                2.2 METHOD OF PAYMENT. The Purchase Price shall be paid in cash at the Closing by (i) a certified check drawn upon, or cashier's check of, a national bank approved by the Seller, or (ii) by wire delivery of funds through the Federal Reserve Systems to an account designated by the Seller.

                2.3 SALE OF UNITS; WARRANTY. The Seller shall deliver to the Purchaser at the Closing, concurrently with the payment of the Purchase Price, certificates representing the Seller's Units to be sold at the Closing. Seller hereby represents and warrants that it has good title to the Units, free and clear of any liens, claims, charges, options or other encumbrances.

        3. CLOSING. The closing (the "Closing") of the purchase and sale of the Seller's Units to be purchased and sold pursuant to this Agreement shall be held at a place and at such time and on such date as is mutually determined by the Purchaser and the Seller (the "Closing Date") and specified by written notice from the Purchaser to the Seller not less than ten (10) days prior thereto; provided, however, that the Closing Date shall be on or before twenty
(20) days after the earlier of (i) the date on which the Partnership indicates to Seller that it will make the Share Election for the applicable redemption right, or (ii) the date on which that indication was required to be made in accordance with Section 1.2.

        4.  REPRESENTATIONS AND WARRANTIES.

                4.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser that:

                        4.1.1. VALIDITY OF AGREEMENT. The Seller has the legal capacity and authority to enter into this Agreement. This Agreement is a valid and legally binding obligation of the Seller and is fully enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally. The execution delivery and performance of this Agreement by Seller does not conflict with or result in a violation of any judgment, order or decree of any court or arbiter in any proceeding to which Seller is a party, and does not conflict with or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Seller is bound or to which Seller is a party.

                        4.1.2. NO BROKERAGE. The Seller has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions or the like in connection with this Agreement or the transactions contemplated hereby.

                4.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller that:

                        4.2.1. VALIDITY OF AGREEMENT. The Purchaser has the legal capacity and authority to enter into this Agreement. This Agreement is a valid and legally binding obligation of the Purchaser and is fully enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors's rights generally. The execution delivery and performance of this Agreement by Purchaser does not conflict with or result in a violation of any judgment, order or decree of any court or arbiter in any proceeding to which Purchaser is a party, and does not conflict with or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Purchaser is bound or to which Purchaser is a party.

                        4.2.2. NO BROKERAGE. The Purchaser has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finder's fees, agent's commissions, or the like in connection with this Agreement or the transactions contemplated hereby.

                        4.3. DISCLAIMER. The Purchaser acknowledges that, except as expressly set forth herein, the Seller's Units are being conveyed to the Purchaser without representation or warranty of any kind.

                        4.4 VALUE OF UNITS. The LP Agreement operates in a manner that makes one Unit equivalent in value to one common share in the REIT.

        5. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser further represents and warrants to the Seller that:


                5.1 ACCREDITED INVESTOR. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933 (the "Act"), and has substantial experience in evaluating and investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks associated with the purchase of the Units. Furthermore, Purchaser has evaluated such merits and risks, and, on the basis of such evaluation desires to enter into the transactions contemplated hereby. Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors, has the capacity to protect its own interest in connection with purchase of the Units hereunder. Purchaser acknowledges that it has been given access to all information of the Partnership which Purchaser considers necessary or appropriate, and Purchaser has fully considered and used this information to evaluate the merits and the risks of this purchase.

                5.2. INVESTMENT INTENT. The Purchaser is acquiring the Seller's Units for investment only, for the Purchaser's own account, and not with a view to, or for offer for sale or for sale in connection with, the distribution or transfer thereof. The Seller's Units are not being purchased for subdivision or fractionalization thereof, and the Purchaser has no contract, undertaking, agreement or arrangement with any Person to sell, hypothecate, pledge, donate or otherwise transfer (with or without consideration) to any such Person any of the Seller's Units which the Purchaser is acquiring hereunder, and the Purchaser has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

                5.3 RULE 144. Purchaser acknowledges that the Units must be held indefinitely unless subsequently registered under the Act and the applicable state securities laws, or an exemption from such registration is available. Purchaser is aware of the provision of Rule 144 promulgated under the Act which permits limited resale of shares purchased in a private placement subject to satisfaction of certain conditions, including (except as limited by Rule 144(k)), among other things, the availability of certain public information about the Partnership, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)), and the number of shares being sold during any three month period not exceeding specified limitations. Purchaser acknowledges that a legend to this effect shall be affixed to the certificate representing the Units.

        6.  WAIVER OF PIGGYBACK REGISTRATION RIGHTS.

        Seller and Purchaser acknowledge that, pursuant to that certain Registration Rights Agreement (the "Registration Agreement") by and among Boykin Lodging Trust, Inc. and Seller to be executed on completion of the REIT's initial public offering, when the REIT proposes to make certain registrations of its securities under the Act, Seller will have certain rights (the "Piggyback Registration Right") to have Shares included in such registration. In the event that Seller fails to exercise its Piggyback Registration Right, upon the receipt of notice of its right to participate in a registration pursuant to the Registration Agreement, Purchaser shall have no further obligation to Purchase Units from Seller so long as the underwriter would have allowed for the sale of all of the Seller's Shares and such offering is thereafter consummated.

        7.  MISCELLANEOUS.

                7.1. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All of the representations, warranties, covenants, promises and agreements of the parties contained in this Agreement (or in any document delivered or to be delivered pursuant to this Agreement or in connection with the Closing) shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                7.2 NOTICES. All notices, requests, demands, consents and other communications which are required or may be given under this Agreement (collectively, the "Notices") shall be in writing and shall be given either (i) by personal delivery against a receipted copy, or (ii) by facsimile transmission followed by certified or registered U. S. mail, postage prepaid, to the following addresses:

                (a)  If to the Seller:

                     Charles Bray and Joseph Gillespie
                     The Grand
                     75 Fourteenth Street, Suite 2370
                     Atlanta, Georgia 30309
                     Facsimile (404) 870-7110

                     with a copy to:

                     Wade H. Stribling, Esq.
                     Nelson Mullins Riley & Scarborough, L.L.P.
                     400 Colony Square, Suite 2200
                     1201 Peachtree Road, N.E.
                     Atlanta, Georgia 30361
                     Facsimile:  (404)  817-6050

                (b)  If to the Purchaser:

                     Mr. Robert W. Boykin
                     Boykin Group, Inc.
                     1500 Terminal Tower
                     Cleveland, Ohio 44113
                     Facsimile: (216) 241-1329

                     with a copy to:

                     Albert T. Adams, Esq.
                     Baker & Hostetler
                     3200 National City Center
                     1900 East Ninth Street
                     Cleveland, Ohio 44114-3485
                     Facsimile: (216)  696-0740

or to other address of which written notice in accordance with this Section 7.2 shall have been provided by such party to the others. Notices may only be given in the manner hereinabove described in this Section 7.2 and shall be deemed received when given in such manner.

                7.3 ENTIRE AGREEMENT. This Agreement constitutes the full, entire and integrated agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, correspondence, understandings and agreement among the parties hereto respecting the subject matter hereof.

          7.4. ASSIGNABILITY. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto.

          7.5. BINDING EFFECT; BENEFIT. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, personal and legal representatives, guardians, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person or entity any rights, remedies, obligations or liabilities.

          7.6. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating or rendering unenforceable the remaining provisions of this Agreement.

          7.7. AMENDMENT; WAIVER. No provision of this Agreement may be amended, waived or otherwise modified without the prior written consent of all of the parties hereto. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement herein contained. The waiver by any party hereto of a breach of any provision or condition contained in this Agreement shall not operate or be construed as a waiver of any subsequent breach or of any other conditions hereof.

          7.8. SECTION HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          7.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same Agreement.

          7.10. APPLICABLE LAW. This Agreement is made and entered into, and shall be governed by and construed in accordance with, the laws of the State of Georgia.

          7.11. REMEDIES. The parties hereto acknowledge that the Seller's Units are unique, that any claim for monetary damages may not constitute an adequate remedy, and that it may therefore be necessary for the protection of the parties and to carry out the terms of this Agreement to apply for the specific performance of the provisions hereof. It is accordingly hereby agreed by all parties that no objection to the form of the action or the relief prayed for in any proceeding for specific performance of this Agreement shall be raised by any party, in order that such relief may be expeditiously obtained by an aggrieved party. All parties may proceed to protect and enforce their rights hereunder by a suit in equity or at law or other appropriate proceeding, whether for specific performance or for an injunction against a violation of the terms hereof or in aid of the exercise of any right, power or remedy granted hereunder or by law, equity or statute or otherwise. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies, and no right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

          7.12. FURTHER ASSURANCES. The Seller agrees to execute and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the Purchaser may reasonably request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties hereto have executed and sealed this Stock Purchase Agreement on the date first above written.


                                          SELLER:


                                          Joseph Gillespie
                                          ____________________________(seal)
                                          Joseph Gillespie


                                          Charles Bray     6/11/96
                                          ____________________________(seal)
                                          Charles Bray



                                          PURCHASER:

                                          Boykin Group, Inc.

                                          By: Robert W. Boykin
                                              ------------------------------

                                          Title: President
                                                 ---------------------------

                                          Attest: Paul A. O'Neil
                                                  --------------------------

                                          Title: Secretary
                                                 ---------------------------
                                                       [corporate seal]

                                    EXHIBIT B




                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------

                         PARTNERSHIP INTEREST AGREEMENT
                         ------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST AGREEMENT (this "Agreement"), made as of the 24th day of May, 1996, by and between DONALD K. HALL and BARBARA L. HALL, trustees of the trust held under the Donald K. Hall and Barbara L. Hall Trust dated November 19, 1991 (the "Hall Trust") (Donald K. Hall and Barbara L. Hall, collectively as trustees for the Hall Trust hereinafter referred to as "Assignor"), and BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership ("Assignee"),

                              W I T N E S S E T H :
                              ---------------------

     WHEREAS, Assignor owns general partnership interests in Boykin Amherst Joint Venture and Boykin Columbus Joint Venture and the partner loan receivable as each is identified in Exhibit A of the Offer to Exchange Limited Partnership Interests in Boykin Hotel Properties, L.P. for Interests In Certain Other Partnerships ("Exchange Offer") (collectively the "Participation Interests");

     WHEREAS, Assignee desires to acquire from Assignor and Assignor desires to assign the Participation Interests to Assignee, on the terms and subject to the conditions hereinafter stated; and

     NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

     A. TRANSFER OF PARTICIPATION INTERESTS. Upon the terms and subject to the conditions set forth herein, Assignor agrees to convey, transfer, assign and deliver to Assignee at the Closing, and Assignee agrees to accept an assignment from Assignor at the Closing, all of Assignor's right, title, estate and interest in and to the Participation Interests, free and clear of all liens, security interests and encumbrances whatsoever.

     B. CONSIDERATION FOR PARTICIPATION INTERESTS. The consideration to be paid by Assignee for the Participation Interests shall be limited partnership interests in the Assignee (the "Units") identified on Exhibit A of the Exchange Offer. The payment of consideration for the Participation Interests (which shall be payable to the Trustee(s) of the trust held under the Barbara L. Hall Trust dated December 20, 1995) shall be payable at Closing, which payment is conditional upon the completion of the offering to the public of common shares ("Shares") of stock (the "IPO") by the general partner of the Assignee and the closing conditions set forth in Section F of this Agreement.

     In the event of the completion of the IPO as described above, the Assignee shall be obligated, subject to the closing conditions set forth in Section F of this Agreement, to acquire the Participation Interests.

     C. CONFIDENTIAL OFFERING MEMORANDUM. Assignee has delivered the Exchange Offer, together with copies of the most recent drafts of the Registration Statement to be filed with the Securities and Exchange Commission with respect to the IPO (the "Registration Statement") and Limited Partnership Agreement of Assignee to Assignor, offering to acquire the Participation Interests in exchange for Units.

     D. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor hereby represents and warrants to Assignee as of the date hereof that:

               (1) Assignor is the sole owner of the Partnership Interests identified on Exhibit A of the Exchange Offer.

               (2) Assignor has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignor pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with their respective terms.

               (3) To the best of Assignor's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Assignor which might materially and adversely affect Assignor or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

               (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignor is a party.

               (5) At Closing, Assignor will own good, valid and marketable title to the Participation Interests (identify on Exhibit A of the Exchange Offer), free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever.

     Assignor also makes the further representation that nothing in this Agreement shall operate to release Assignor from any liabilities or obligations for which Assignor would otherwise be responsible arising out of or in connection with the ownership of the Participation Interests or the Boykin Marriott Hotels relating to any periods prior to the Closing.

     All of the representations and warranties set forth in this Section D shall be deemed renewed by Assignor on the Closing Date as if made at such time.

     E. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants to Assignor that:

               (1) Assignee is, and will be at the Closing, a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and is, or at Closing will be, registered as a foreign limited partnership in each jurisdiction in which it is engaging in business or expects to do so. Assignee has, and at the Closing will have, the power and authority to carry on the business for which it has been organized. The persons executing this Agreement on behalf of Assignee are duly authorized to do so, and all requisite action has been taken by

          Assignee to authorize the execution and delivery of this Agreement, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby.

               (2) To the best of Assignee's knowledge, there is no litigation, proceeding or action pending or threatened against or related to Assignee which might materially and adversely Assignee or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

               (3) Assignee has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignee pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with their respective terms.

               (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignee is a party.

     All of the representations and warranties set forth in this Section E shall be deemed renewed by Assignee on the Closing Date as if made at such time and shall survive the closing of the transactions contemplated hereby for a period of six months.

     F. DELIVERIES; CONDITIONS. Assignee shall issue or deliver the following to or for the benefit of Assignor on or prior to the Closing Date:

          (1) the consideration for the Participation Interests;

          (2) duly executed resolutions adopted by Assignee authorizing the execution and delivery of this Agreement by Assignee, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby;

          (3) the releases required pursuant to Section I hereof;

     G. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") simultaneously with the completion of the IPO, provided such offering occurs on or before December 31, 1996 (the "Closing Date"). If the Closing has not occurred by the Closing Date, this Agreement shall terminate, in which event all documents and instruments which may have been delivered by one party to the other party shall be returned, and neither party hereto shall thereafter be under any further liability to the other party hereto.

     H. CERTAIN EXPENSES AND CHARGES. Assignee shall be charged the following amounts at Closing: the Purchase Price, and all other costs and expenses necessary to effect the purchase of the Participation Interests.

     I. RELEASES; INDEMNIFICATION.

          (1) Assignee shall use reasonable efforts to attempt to obtain releases of Assignor (in form and substance acceptable to Assignor in his reasonable discretion) and to the extent such releases are not obtained, hereby agrees to assume and indemnify Assignor, from any and all personal liability to any lenders of Boykin Amherst Joint Venture and Boykin Columbus Joint Venture that accrues from and after the Closing Date.

          (2) Assignee shall fully indemnify and hold Assignor and Assignor's trustee, heirs, representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignee to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Assignee hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignor hereunder), and (iii) the activity of Boykin Amherst Joint Venture and Boykin Columbus Joint Venture and/or the operation of the Boykin Marriott Hotels from and after the Closing.

          (3) Assignor shall fully indemnify Assignee and hold Assignee, its officers, directors and partners and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with
     (i) the failure of Assignor to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Assignor hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignee hereunder) or (iii) the activity of Boykin Amherst Joint Venture and Boykin Columbus Joint Venture and the operation of the Boykin Marriott Hotels prior to the Closing.

     J. CONSENTS. Assignee has entered into or will enter into an agreement to purchase other partnership interest from other general partners of the partnership whose interests are the subject of this Agreement and hereby consents to each and every transaction contemplated by this Agreement. Assignor hereby consents to (i) the transfer by any partner of such partner's interest to Assignee or Assignee's nominee, (ii) the transfer by the partnerships in connection with the transactions contemplated by this Agreement, of all or substantially all the assets of the partnerships, including, without limitation, the liquor licenses and Franchise Agreements with Marriott Corporation, to Assignee or Assignee's nominee and (iii) a waiver of any rights of first refusal, options or other rights which could be asserted by Assignor in connection with any agreements regarding the transfer of the Participation Interests to Assignee or related to the ownership or operation of the Boykin Marriott Hotels. Assignor also consents to the substitution of Assignee as a partner in Boykin Amherst Joint Venture and Boykin Columbus Joint Venture upon completion of the transfer referenced above. Assignor agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate Assignor's consent referenced herein.

     In the event the Closing does not occur as provided in Section G, the various consents referenced above shall be automatically deemed revoked by Assignor and Assignor and Assignee agree to execute any documents and instruments necessary in order to effect said revocation and to place Assignor in the same position as if this Agreement had not been executed by Assignor.

     K. ASSIGNMENT. Assignee has the right, upon five (5) days' written notice to Assignor, to assign and transfer its interest in this Agreement to an entity that is taxable as a partnership and that is controlled by Assignee or the Boykin Family. In such event, provided that any such transferee agrees in writing to assume all of Assignee's obligations hereunder, Assignee shall be released from any and all liability hereunder as of the effective date of such assignment.

     L. ASSIGNMENT AND ASSUMPTION OF PARTICIPATION INTERESTS. Subject to the terms and conditions herein:

          (1) Assignor does hereby sell, convey and assign to Assignee its rights and interests in (i) the partner loan identified on Exhibit A to the Exchange Offer, (ii) a 4.286% general partnership Boykin Amherst Joint Venture, an Ohio general partnership, and (iii) a 4.143% general partnership interest in Boykin Columbus Joint Venture, an Ohio general partnership (the "Partnerships"), and in and to the partnership agreements forming the Partnerships dated as of ____________, 19__ for the Boykin Amherst Joint Venture, and dated as of ____________, 19__ for the Boykin Columbus Joint Venture, as each may have been amended from time to time.

          (2) Assignee hereby agrees to assume, discharge and release Assignor as general partner of the Partnerships to the extent of the interest hereby assigned from, and agrees to indemnify Assignor against, all obligations which may accrue from and after the Closing Date by virtue of Partnerships or the partnership agreements applicable to the interests hereby assigned and does further agree to be bound by all the terms, conditions and provisions of the partnership agreement and to be a general partner in the Partnerships for all purposes and to the full extent of the interest hereby assigned.

     M. MISCELLANEOUS.

          (1) This Agreement, together with the Exchange Offer together with the exhibits thereto shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

          (2) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

          (3) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement.

          (4) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

          (5) This Agreement will survive the Closing and the delivery of the documents contemplated herein.

          IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

                     ASSIGNOR:

                     /s/ Donald K. Hall, Trustee
                     -----------------------------
                     Donald K. Hall, Trustee
                     of the Hall Trust

                     /s/ Barbara L. Hall, Trustee
                     -----------------------------
                     Barbara L. Hall, Trustee
                     of the Hall Trust



                     ASSIGNEE:

                     BOYKIN HOTEL PROPERTIES, L.P. an Ohio limited partnership

                     By: Boykin Hotel Properties, Inc., its general partner

                             /s/ Robert W. Boykin
                             -----------------------------
                             Robert W. Boykin,
                             President

                                    EXHIBIT A

                        Confidential Offering Memorandum

PARTICIPATING PARTNER
---------------------


Offeree:

         Donald K. Hall and Barbara L. Hall Trustees the trust held under the Donald K. Hall and Barbara L. Hall Trust dated November 19, 1991 (the "Hall Trust")


----------------------------------------
Participation Interests to be Exchanged:
----------------------------------------

1) 4.143% general partnership interest in Boykin Columbus Joint Venture ("BCJV")(1), including the amount owed by BCJV (if any) at Closing pursuant to an advance made by the predecessor in interest to the Hall Trust on or about November 2, 1991 in the original principal amount of approximately $6,250 (the "Partner Loan")

2)   4.286% general partnership interest in Boykin Amherst Joint Venture(2)


Operating Partnership Interests to be Received:
-----------------------------------------------

The number of Operating Partnership Interests to be received shall equal ($213,000) Two Hundred Thirteen Thousand Dollars divided by the Offering Price of the REIT Shares in the REIT Offering.












--------------------

(1)  Joint owner of Columbus Hotel Joint Venture which owns the Columbus
     Marriott.

(2)  Joint owner of Buffalo Hotel Joint Venture which owns the Buffalo Marriott.

             Form of Partnership Interest and Partner Loan Purchase
                            Agreement Applicable To:

                          Date       % Boykin Amherst         % Boykin Columbus        Partner Loan          Purchase Price
                          ----       ----------------         -----------------        ------------          --------------
1. Paul W. Sestina      3/18/96            .857                      .829                 $1,250                 $56,000

2. Edward L. Patton     5/22/96            .857                      .829                  1,250                  56,000

3. Irene Bryant         5/22/96            .857                      .829                  1,250                  56,000

4. Edward J. Ceiless    5/22/96           3.429                     3.315                  5,000                 224,000

5. Howard J. Griffiths  5/22/96           2.571                     2.486                  3,750                 168,000

6. Thomas J. O'Leary    3/21/96           1.143                     1.105                  1,667                  57,560

7. Joseph P. Berardi    3/22/96            .857                      .829                  1,250                  56,000

                    PARTNERSHIP INTEREST AND PARTNER LOAN
                              PURCHASE AGREEMENT
                              ------------------


        THIS PURCHASE AGREEMENT (this "Agreement"), made as of the __th day of _____, 1996, by and between _______________________, an individual ("Seller"), and BOYKIN ARES HOTEL PROPERTIES, L.P., an Ohio limited partnership, or its nominee(s) ("Buyer"),

                            W I T N E S S E T H :
                            - - - - - - - - - -

        WHEREAS, Seller owns a general partnership interest (collectively the "Partnership Interests") of _____% in Boykin Amherst Joint Venture _____% in Boykin Columbus Joint Venture (collectively the "Partnerships");

        WHEREAS, the Partnerships have an ownership interest in the Buffalo Marriott Hotel and Columbus North Marriott Hotel, respectively, (collectively the "Properties"); and

        WHEREAS, Boykin Columbus Joint Venture owes Seller a certain sum pursuant to an advance made by Seller on or about November 2, 1991, in the original principal amount of ______________________ ($_____) (the "Partner Loan");

        WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell the Partnership Interests and the Partner Loan to Buyer, on the other terms and subject to the conditions hereinafter stated;

        NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

        1. PURCHASE AND SALE OF PARTNERSHIP INTERESTS AND PARTNER LOAN. Upon the terms and subject to the conditions set forth herein, Seller agrees to convey, sell, transfer, assign and deliver to Buyer at the Closing (as hereinafter defined), and Buyer agrees to buy and take from Seller at the Closing, all of Seller's right, title, estate and interest in and to the Partnership Interests and the Partner Loan, free and clear of all liens, security interests and encumbrances whatsoever.

        2. CONSIDERATION AND PAYMENT. The purchase price for the Partnership Interests and the Partner Loan shall be _______________ ($_________) less the sum of (i) payments made to Seller on the Partner Loan (if any) from January 1, 1996 through Closing, and (ii) cash distributions to Seller from the Partnerships (if any) from January 1, 1996 through Closing (the "Purchase Price").

        The Purchase Price shall be paid in cash by Buyer to Seller at Closing. Delivery of the Purchase Price by Buyer to Seller for the Partnership Interests and the Partner Loan shall be a condition to Closing with respect to such Partnership Interests. At anytime prior to the Closing, Buyer shall have the right to elect not to proceed with the acquisition of the Partnership Interests and the Partner Loan, such election to be exercised by written notice to Seller.

        3. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants to Buyer as of the date hereof that:

        (a) Seller has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties from whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Seller pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Seller.

        (b) To the best of Seller's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Seller which questions the validity of this Agreement or any action taken or to be taken by Seller pursuant hereto.

        (c) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Seller is a party.

        (d) Seller owns good, valid and marketable title to the Partnership Interests and the Partner Loan, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever.

        All of the of the representations and warranties set forth in this
Section 3 shall be deemed renewed by Seller on the Closing Date as if made at such time and shall survive the Closing contemplated hereby for a period of six months.

        4.      DELIVERIES.

        (a) Seller shall execute and deliver to Buyer, at or prior to Closing, a good and sufficient Assignment and Assumption of Partnership Interests and Partner Loan, in form acceptable to Buyer, conveying, selling, transferring, assigning and delivering to Buyer good and marketable title to the Partnership Interests and Partner Loan, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions (the "Assignment Agreement") and any other documents reasonable necessary to effect the sale of the Partnership Interests and Partner Loan to Buyer.

        (b) Buyer shall issue or deliver the following to or for the benefit of Seller on or prior to the Closing Date (i) the Purchase Price; and (ii) the Assignment Agreement.

        5. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") on a date selected by Buyer that is on or before December 31, 1996 (the "Closing Date"). Seller acknowledges that Buyer may at any time elect not to purchase the Partnership Interests and Partner Loan if Buyer and its affiliates do not proceed with an initial public offering of shares in a newly-formed real estate investment trust. If the Closing has not occurred on or before December 31, 1996, either party, provided such party is not in default under this Agreement, shall have the right to terminate this Agreement by giving notice to the other party, in which event all documents and instruments which may have been delivered by one party to the other party shall be returned, and on any such termination or election not to purchase, neither party hereto shall thereafter be under any further liability to the other party hereto.

        6.      INDEMNIFICATION.

        (a) Buyer shall fully indemnify and hold Seller and Seller's heirs, representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Buyer to perform in any material respect any of its obligations hereunder, or (ii) arising out of the activity of the Partnerships and/or the operation of the Properties from and after the Closing (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Seller hereunder).

        (b) Seller shall fully indemnify Buyer and hold Buyer, its officers and directors and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Seller to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Seller hereunder or (iii) the ownership of the Partnership Interests and the Partner Loan and any activities, obligations or liabilities of each of the Partnerships relating to periods prior to the Closing.

        7. CONSENTS. Buyer has entered into or will enter into agreements to purchase general partnership interests from other partners of the Partnerships. Seller hereby consents to (i) the transfer by any general partner of the Partnerships of such general partner's general partnership interest(s) to Buyer or Buyer's nominee, (ii) the transfer by the Partnerships to Buyer or Buyer's nominee of all or substantially all of the assets of the Partnerships prior to or simultaneously with the closing, including, without limitation, the furniture, fixtures and equipment owned by the Partnerships, the liquor license and franchise agreement with Marriott and (iii) a waiver of any and all other rights which could have been asserted in regard to the transfer of the Partnership Interests and the Partnership Loan. Seller also consents to the substitution of Buyer as a general partner in the Partnerships upon completion of the transfer referenced above. Seller agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate Seller's consent referenced herein.

        8. PURCHASE OF THE PROPERTIES. At any time prior to ten (10) days before the Closing Date, Buyer may elect by written notice to Seller to purchase either or both of the Properties in lieu of the Partnership Interests. In such event, Seller shall provide Buyer with such action as Buyer shall reasonably request in order to convey either or both of the Properties to Buyer. In such event, the Seller shall receive the Purchase Price as consideration for Seller's percentage interests in the Properties.

        9.      MISCELLANEOUS.

        (a) This Agreement shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

        (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

        (c) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement. The provisions of this Section shall survive the Closing.

        (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.


        IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.


                                                SELLER:

Witnesses:

/s/                                             By: /s/
------------------------                           --------------------------

/s/
------------------------

                                                BUYER:

Witnesses:
                                                BOYKIN ARES HOTEL PROPERTIES,
                                                L.P.
                                                BY:  BOYKIN ARES HOTEL
                                                     PROPERTIES, INC.,
                                                     GENERAL PARTNER

/s/                                             By: /s/ Robert W. Boykin
-------------------------                          --------------------------

/s/                                             Title: President
-------------------------                              ----------------------

                     PARTNERSHIP INTEREST AND PARTNER LOAN
                               PURCHASE AGREEMENT
                               ------------------

        THIS PURCHASE AGREEMENT (this "Agreement"), made as of the 14th day of April, 1996, by and between GREGORY R. SMITH, an individual ("Seller"), and BOYKIN ARES HOTEL PROPERTIES, L.P., an Ohio limited partnership, or its nominee(s) ("Buyer"),

                              W I T N E S S E T H :
                              - - - - - - - - - - -

        WHEREAS, Seller owns a general partnership interest (collectively the "Partnership Interests") of 0.857% in Boykin Amherst Joint Venture and 0.829% in Boykin Columbus Joint Venture (collectively the "Partnerships").

        WHEREAS, the Partnerships have an ownership interest in the Buffalo Marriott Hotel and Columbus North Marriott Hotel, respectively, (collectively the "Properties"); and

        WHEREAS, Boykin Columbus Joint Venture owes Seller a certain sum pursuant to an advance made by Seller on or about November 2, 1991, in the original principal amount of one thousand two hundred fifty dollars ($1,250.00) (the "Partner Loan");

        WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell the Partnership Interests and the Partner Loan to Buyer, on the other terms and subject to the conditions hereinafter stated;

        NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

        1. PURCHASE AND SALE OF PARTNERSHIP INTERESTS AND PARTNER LOAN. Upon the terms and subject to the conditions set forth herein, Seller agrees to convey, sell, transfer, assign and deliver to Buyer at the Closing (as hereinafter defined), and Buyer agrees to buy and take from Seller at the Closing, all of the Seller's right, title, estate and interest in and to the Partnership Interests and the Partner Loan, free and clear of all liens, security interests and encumbrances whatsoever.

        2. CONSIDERATION AND PAYMENT. The purchase price for the Partnership Interests and the Partner Loan shall be fifty six thousand dollars ($56,000.00) less the sum of (i) payments made to Seller on the Partner Loan (if any) from January 1, 1996 through Closing, and (ii) cash distributions to Seller from the Partnerships (if any) from January 1, 1996 through Closing (the "Purchase Price").

        The Purchase Price shall be paid in cash by Buyer to Seller at Closing. Delivery of the Purchase Price by Buyer to Seller for the Partnership Interests and the Partner Loan shall be a condition to Closing with respect to such Partnership Interests. At anytime prior to the Closing, Buyer shall have the right to elect not to proceed with the acquisition of the Partnership Interests and the Partner Loan, such election to be exercised by written notice to Seller.

        3. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants to Buyer as of the date hereof that:

       (a) Seller has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties from whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Seller pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Seller.

       (b) To the best of Seller's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Seller which questions the validity of this Agreement or any action taken or to be taken by Seller pursuant to hereto.

       (c) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Seller is a party.

       (d) Seller owns good, valid and marketable title to the Partnership Interests and the Partner Loan, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever.

        All of the representations and warranties set forth in this Section 3 shall be deemed renewed by Seller on the Closing Date as if made at such time and shall survive the Closing contemplated hereby for a period of six months.

        4.      DELIVERIES.

       (a) Seller shall execute and deliver to Buyer, at or prior to Closing, a good and sufficient Assignment and Assumption of Partnership Interests and Partner Loan, in form acceptable to Buyer, conveying, selling, transferring, assigning and delivering to Buyer good and marketable title to the Partnership Interests and Partner Loan, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions (the "Assignment Agreement") and any other documents reasonably necessary to effect the sale of the Partnership Interests and Partner Loan to Buyer.

       (b) Buyer shall issue or deliver the following to or for the benefit of Seller on or prior to the Closing Date (i) the Purchase Price; and (ii) the Assignment Agreement.

        5. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") on a date selected by Buyer that is on or before December 31, 1996 (the "Closing Date"). Seller acknowledges that Buyer may at any time elect not to purchase the Partnership Interests and Partner Loan if Buyer and its affiliates do not proceed with an initial public offering of shares in a newly-formed real estate investment trust. If the Closing has not occurred on or before December 31, 1996, this Agreement shall terminate and neither party hereto shall thereafter be under any further liability to the other party hereto.

                6.   INDEMNIFICATION.
                     ---------------

                (a) Buyer shall fully indemnify and hold Seller and Seller's heirs, representatives, successors and assigns harmless from against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Buyer to perform in any material respect any of its obligations hereunder, or (ii) arising out of the activity of the Partnerships and/or the operation of the Properties from and after the Closing (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Seller hereunder).

                (b) Seller shall fully indemnify Buyer and hold Buyer, its officers and directors and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Seller to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Seller hereunder.

            7. CONSENTS. Buyer has entered into or will enter into agreements to purchase general partnership interests from other partners of the Partnerships together, the "Purchase." In conjunction solely with the Purchase, and provided the closing occurs during 1996, Seller hereby consents to (i) the transfer by any general partner of the Partnerships of such general partnership interest(s) to Buyer or Buyer's nominee, (ii) the transfer by the Partnerships to Buyer or Buyer's nominee of all or substantially all of the assets of the Partnerships prior to or simultaneously with the closing, including, without limitation, the furniture, fixtures and equipment owned by the Partnerships, the liquor license and franchise agreement with Marriott and
(iii) a waiver of any and all other rights which could have been asserted in regard to the transfer of the Partnership Interests and the Partner Loan. Seller also consents to the substitution of Buyer as a general partner in the Partnerships upon completion of the transfer referenced above. Seller agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate Seller's consent referenced herein. The foregoing consents are conditioned upon the closing occurring by 12/31/96. If the closing does not occur by 12/31/96, my consents shall no longer be effective.

                8. PURCHASE OF THE PROPERTIES. At any time prior to ten (10) days from the Closing Date, Buyer may elect by written notice to Seller to purchase either or both of the Properties in lieu of the Partnership Interests. In such event, Seller shall provide Buyer with such action as Buyer shall reasonably request in order to convey either or both of the Properties to Buyer. In such event, the Seller shall receive the Purchase Price plus a distribution of available cash from the Partnerships as consideration for Seller's percentage interest in the Properties.

                9.   MISCELLANEOUS.
                     -------------

                (a) This Agreement shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

                (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

                (c) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement. The provisions of this Section shall survice the Closing.

                (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

                IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

                                        SELLER:

Witnesses:

/s/ Mark W. Purcell                     By: /s/ Gregory R. Smith
------------------------                   -------------------------

/s/ Fred Modell
------------------------

Witness:                                BUYER:

                                        BOYKIN ARES HOTEL PROPERTIES,
                                        L.P.

                                        BY:  BOYKIN ARES HOTEL PROPERTIES, INC.
                                             GENERAL PARTNER

/s/ Donna Winter                        By: Robert W. Boykin
------------------------                   --------------------------

/s/ Linda M. Hirakas                    Title:  President
------------------------                       ----------------------

                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------

                         PARTNERSHIP INTEREST AGREEMENT
                         ------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST AGREEMENT (this "Agreement"), made as of the 22nd day of May, 1996, by and between William J. Boykin trustee of each the trusts held under (i) the Declaration of William J. Boykin Trust Agreement No. 1 dated October 14, 1987, ("Trust 1"), (ii) the Declaration of William J. Boykin Trust Agreement No. 2 dated October 14, 1987, ("Trust 2") and, (iii) the Declaration of William J. Boykin Trust Agreement No. 3 dated October 14, 1987 ("Trust 3") (William J. Boykin in his collective capacity as trustee for Trust 1, Trust 2 and Trust 3 is hereinafter referred as "Assignor"), and BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership ("Assignee"),

                              W I T N E S S E T H :
                              --------------------


        WHEREAS, Assignor owns general partnership interests in Beachwood Hotel Joint Venture, Boykin Amherst Joint Venture, Boykin Columbus Joint Venture and the Partner Loan receivable as each is identified in Exhibit A of the Offer to Exchange Limited Partnership Interests in Boykin Hotel Properties, L.P. for Interests In Certain Other Partnerships ("Exchange Offer") (collectively the "Participation Interests");

        WHEREAS, Assignor agrees to enter into a Merger of Trust Agreement effecting (prior to the time of Closing (as hereinafter defined)) the merger of Trust 1 and Trust 2 into Trust 3 for all purposes;

        WHEREAS, Assignee desires to acquire from Assignor and Assignor desires to assign the Participation Interests to Assignee, on the terms and subject to the conditions hereinafter stated; and

        NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

     A. TRANSFER OF PARTICIPATION INTERESTS. Upon the terms and subject to the conditions set forth herein, Assignor agrees to convey, transfer, assign and deliver to Assignee at the Closing, and Assignee agrees to accept an assignment from Assignor at the Closing, all of Assignor's right, title, estate and interest in and to the Participation Interests, free and clear of all liens, security interests and encumbrances whatsoever.

     B. CONSIDERATION FOR PARTICIPATION INTERESTS. The consideration to be paid by Assignee for the Participation Interests shall be limited partnership interests in the Assignee (the "Units") identified on Exhibit A of the Exchange Offer. The payment of consideration for the Participation Interests shall be payable at Closing, which payment is conditional upon the completion of the offering to the public of common shares ("Shares") of stock (the "IPO") by the general partner of the Assignee and the closing conditions set forth in Section F of this Agreement.

     In the event of the completion of the IPO as described above, the Assignee shall be obligated, subject to the closing conditions set forth in Section F of this Agreement, to acquire the Participation Interests.

     C. CONFIDENTIAL OFFERING MEMORANDUM. Assignee has delivered the Exchange Offer, together with copies of the most recent drafts of the Registration Statement to be filed with the Securities and Exchange Commission with respect to the IPO (the "Registration Statement") and Limited Partnership Agreement of Assignee to Assignor, offering to acquire the Participation Interests in exchange for Units.

     D. ASSIGNOR'S REPRESENTATIONS AND WARRANTIES. Assignor hereby represents and warrants to Assignee as of the date hereof that:

          (1) Assignor is the sole owner of the Partnership Interests identified on Exhibit A of the Exchange Offer.

          (2) Assignor has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignor pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with their respective terms.

               (3) To the best of Assignor's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Assignor which might materially and adversely affect Assignor or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

               (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignor is a party.

               (5) Neither Assignor, nor, to the best of Assignor's knowledge any prior owner of the Beachwood Marriott, Buffalo Marriott, or Columbus Marriott (collectively the "Boykin Marriott Hotels") has: (a) caused or permitted the generation, manufacture, refinement, transportation, treatment, storage, handling, installation, removal, disposal, transfer, production or processing of Hazardous Substances (as hereinafter defined) or other dangerous or toxic substances, or solid wastes, except in strict compliance with all laws: (b) caused or permitted or received any written notice or have any actual knowledge of the Release (as hereinafter defined) or existence of any Hazardous Substances on or about the Boykin Marriott Hotels or property surrounding the Boykin Marriott Hotels which might affect the Boykin Marriott Hotels; (c) caused or permitted or received any written notice or have any actual knowledge of any substances or conditions on or about the Boykin Marriott Hotels or on property surrounding the Boykin Marriott Hotels which may support a claim or cause of action, whether by any governmental authority or any other person, under any laws ("Environmental Laws") in effect as of the date of this Agreement and all rules and regulations promulgated thereunder, including, but not limited to: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq. (the

          "Superfund Act"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6921 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136; the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; the Federal Solid Waste Disposal Act, 42 U.S.C. Sections 6901 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; or any other Law. For the purposes of this Agreement the terms "Hazardous Substances" and "Release" shall have the definitions used in the Superfund Act; provided, however, that the definition of the term "Hazardous Substances" shall also include (if not included within definition contained in the Superfund Act), petroleum and related by products, hydrocarbons, radon, asbestos, urea formaldehyde and polychlorinated biphenyl compounds ("PCB's").

               (6) The Beachwood Joint Venture, Boykin Amherst Joint Venture and Boykin Columbus Joint Venture (herein after the "Partnerships"), the Boykin Marriott Hotels, and the conduct by Partnerships of their business relating thereto are in compliance in all material respects with all applicable laws, ordinances and regulations of proper public authorities, and neither Assignor nor the Partnerships has written notice or actual knowledge of any material violation, whether actual, claimed or alleged, thereof.

               (7) True, correct and complete copies of all maintenance and service contracts, supply contracts, employment contracts, collective bargaining agreements, employee benefit plans, personal property leases, insurance policies and other agreements, contracts and contract rights to which the Partnerships are a party relating to their ownership or operation of the Boykin Marriott Hotels by the Partnerships (the "Project Contracts"), together with any modifications or amendments thereof, have been or will promptly be delivered to Assignee upon Assignee's request. All of the Project Contracts are in full force and effect. Assignor has no actual knowledge of any action or failure to act by the Partnerships or any other party to any Project Contract which, with the giving of notice or the passage of time or otherwise, would constitute a default in any material respect or otherwise entitle either party to damages or a right to terminate, and no such other party has given written notice with respect any alleged material default by the Partnerships under any such Project Contract.

               (8) All federal, state and other taxes, assessments, fees and other governmental charges upon the Partnerships with respect to the Boykin Hotel Marriott properties or the business conducted thereon which are due and payable have been paid.

               (9) To the best of Assignor's knowledge, with respect to all licenses, permits, consents, authorizations, approvals and certificates of any regulatory, administrative or other governmental agency or body, if any, issued to or held by the Partnerships and related to the ownership or operation of the Boykin Marriott Hotels (collectively, the "Permits"), (i) each of the Permits is currently valid and in full force and effect, and (ii) the Permits constitute all licenses, permits, consents, authorizations, approvals and certificates of any regulatory, administrative or other governmental agency or body necessary to the Partnerships' ownership or operation of the Boykin Marriott Hotels. The Partnerships is not in violation in any material respect of any of the Permits and there is no pending or, to the actual knowledge of Assignor, threatened proceeding which could result in the revocation or cancellation of, or inability of the Partnerships to renew, any Permit.

               (10) At Closing, Assignor will own good, valid and marketable title to the Participation Interests (identify on Exhibit A of the Exchange Offer), free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever.

         Assignor also makes the further representation that nothing in this Agreement shall operate to release Assignor from any liabilities or obligations for which Assignor would otherwise be responsible arising out of or in connection with the ownership of the Participation Interests or the Boykin Marriott Hotels relating to any periods prior to the Closing.

         All of the representations and warranties set forth in this Section D shall be deemed renewed by Assignor on the Closing Date as if made at such time.

     E. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants to Assignor that:

          (1) Assignee is, and will be at the Closing, a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and is, or at Closing will be, registered as a foreign limited partnership in each jurisdiction in which it is engaging in business or expects to do so. Assignee has, and at the Closing will have, the power and authority to carry on the business for which it has been organized. The persons executing this Agreement on behalf of Assignee are duly authorized to do so, and all requisite action has been taken by Assignee to authorize the execution and delivery of this Agreement, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby.

          (2) To the best of Assignee's knowledge, there is no litigation, proceeding or action pending or threatened against or related to Assignee which might materially and adversely affect Assignee or which questions the validity of this Agreement or any action taken or to be taken by Assignor pursuant hereto.

          (3) Assignee has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignee pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with their respective terms.

          (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignee is a party.

     All of the representations and warranties set forth in this Section E shall be deemed renewed by Assignee on the Closing Date as if made at such time and shall survive the closing of the transactions contemplated hereby for a period of six months.

     F. DELIVERIES; CONDITIONS. Assignee shall issue or deliver the following to or for the benefit of Assignor on or prior to the Closing Date:

          (1) the consideration for the Participation Interests;

          (2) duly executed resolutions adopted by Assignee authorizing the execution and delivery of this Agreement by Assignee, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby;

          (3) the releases required pursuant to Section I hereof;

     G. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") simultaneously with the completion of the IPO, provided such offering occurs on or before December 31, 1996 (the "Closing Date"). If the Closing has not occurred by the Closing Date, this Agreement shall terminate, in which event all documents and instruments which may have been delivered by one party to the other party shall be returned, and neither party hereto shall thereafter be under any further liability to the other party hereto.

     H. CERTAIN EXPENSES AND CHARGES. Assignee shall be charged the following amounts at Closing: the Purchase Price, and all other costs and expenses necessary to effect the purchase of the Participation Interests.

     I. RELEASES; INDEMNIFICATION.

          (1) Assignee shall use reasonable efforts to attempt to obtain releases of Assignor (in form and substance acceptable to Assignor in his reasonable discretion) and to the extent such releases are not obtained, hereby agrees to assume and indemnify Assignor, from any and all personal liability to any lenders of the Partnerships that accrues from and after the Closing Date.

          (2) Assignee shall fully indemnify and hold Assignor and Assignor's trustee, heirs, representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignee to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Assignee hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignor hereunder), and (iii) the activity of the Partnerships and/or the operation of the Boykin Marriott Hotels from and after the Closing.

          (3) Assignor shall fully indemnify Assignee and hold Assignee, its officers, directors and partners and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignor to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Assignor hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignee hereunder) or (iii) the activity of the Partnerships and the operation of the Boykin Marriott Hotels prior to the Closing.

     J. CONSENTS. Assignee has entered into or will enter into an agreement to purchase other Partnership interest from other general partners of the partnership whose interests are the subject of this Agreement and hereby consents to each and every transaction contemplated by this Agreement. Assignor hereby consents to (i) the transfer by any partner of such partner's interest to Assignee or Assignee's nominee, (ii) the transfer by the partnerships in connection with the transactions contemplated by this Agreement, of all or substantially all the assets of the partnerships, including, without limitation, the liquor licenses and Franchise Agreements with Marriott Corporation, to Assignee or Assignee's nominee and (iii) a waiver of any rights of first refusal, options or other rights which could be asserted by Assignor in connection with any agreements regarding the transfer of the Participation Interests to Assignee or related to the ownership or operation of the Boykin Marriott Hotels. Assignor also consents to the substitution of Assignee as a partner in the Partnerships upon completion of the transfer referenced above. Assignor agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate Assignor's consent referenced herein.

     In the event the Closing does not occur as provided in Section G, the various consents referenced above shall be automatically deemed revoked by Assignor and Assignor and Assignee agree to execute any documents and instruments necessary in order to effect said revocation and to place Assignor in the same position as if this Agreement had not been executed by Assignor.

     K. ASSIGNMENT. Assignee has the right, upon five (5) days' written notice to Assignor, to assign and transfer its interest in this Agreement to an entity that is taxable as a partnership and that is controlled by Assignee or the Boykin Family. In such event, provided that any such transferee agrees in writing to assume all of Assignee's obligations hereunder, Assignee shall be released from any and all liability hereunder as of the effective date of such assignment.

     L. ASSIGNMENT AND ASSUMPTION OF PARTICIPATION INTERESTS. Subject to the terms and conditions herein:

          (1) Assignor does hereby sell, convey and assign to Assignee its rights and interests in (i) the Partner Loan identified on Exhibit A to the Exchange Offer, (ii) a 35% general partnership interest in Beachwood Hotel Joint Venture, an Ohio general partnership, (iii) a 59.716% general partnership Boykin Amherst Joint Venture, an Ohio general partnership, and
     (iv) a 59.393% general partnership interest in Boykin Columbus Joint Venture, an Ohio general partnership (the "Partnerships"), and in and to the partnership agreements forming the Partnerships dated as of ____________, 19__ for the Beachwood Hotel Joint Venture, dated as of
     ____________, 19__ for the Boykin Amherst Joint Venture, and dated as of
     ____________, 19__ for the Boykin Columbus Joint Venture, as each may have been amended from time to time.

          (2) Assignee hereby agrees to assume, discharge and release Assignor as general partner of the Partnerships to the extent of the interest hereby assigned from, and agrees to indemnify Assignor against, all obligations which may accrue from and after the Closing Date by virtue of the Partnerships or the Partnership Agreements applicable to the interests hereby assigned and does further agree to be bound by all the terms, conditions and provisions of the Partnership Agreement and to be a general partner in the Partnerships for all purposes and to the full extent of the interest hereby assigned.

     M. MISCELLANEOUS.

          (1) This Agreement, together with the Exchange Offer together with the exhibits thereto shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

          (2) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

          (3) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement.

          (4) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

          (5) This Agreement will survive the Closing and the delivery of the documents contemplated herein.

     IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

                  ASSIGNOR:

                  /s/ William J. Boykin
                  -----------------------------
                  William J. Boykin, Trustee
                  of Trust 1, Trust 2 and Trust 3


                  /s/ John E. Boykin
                  -----------------------------
                  John E. Boykin, Trust Adviser
                  of Trust 1, Trust 2 and Trust 3


                  /s/ Robert W. Boykin
                  -----------------------------
                  Robert W. Boykin, Trust Adviser
                  of Trust 1, Trust 2 and Trust 3


                  ASSIGNEE:

                  BOYKIN HOTEL PROPERTIES, L.P. an Ohio limited partnership

                  By: Boykin Hotel Properties, Inc., its general partner

                          /s/ Robert W. Boykin
                          -----------------------------
                          Robert W. Boykin,
                          President

                                    EXHIBIT A

                        Confidential Offering Memorandum

PARTICIPATING PARTNER


Offeree:
         William J. Boykin trustee of

         1)       Trust 1
         2)       Trust 2
         3)       Trust 3

/s/ William J. Boykin
-------------------------------------------

Participation Interests to be Exchanged:
----------------------------------------

1)   Trust 1 35% general partnership interest Beachwood Hotel Joint Venture

2)   Trust 2 59.393% general partnership interest in Boykin Columbus Joint
             Venture ("BCJV")(1), including the amount owed by BCJV (if any) at Closing pursuant to an advance made by Trust 2 on or about November 2, 1991 in the original principal amount of approximately $89,587.50 (the "Partner Loan")

3)   Trust 3 59.716% general partnership interest in Boykin Amherst Joint
             Venture(2)


Operating Partnership Interests to be Received:
-----------------------------------------------

The number of Operating Partnership Interests to be received shall equal ($3,000,000) Three Million Dollars divided by the Offering Price of the REIT Shares in the REIT Offering.


--------------------

(1)  Joint owner of Columbus Hotel Joint Venture which owns the Columbus
     Marriott.

(2)  Joint owner of Buffalo Hotel Joint Venture which owns the Buffalo Marriott.

                  Form of Assignment Agreement is Applicable to:

1. Robert W. Boykin

2. John E. Boykin

3. The Boykin Group, Inc.

4. Boykin Enterprises, Inc.

5. Boykin Resorts, Inc.

6. Boykin Berkeley, Inc.

7. Boykin Berkeley One, Inc.

8. Boykin Management Company

                            ASSIGNMENT AND ASSUMPTION
                            -------------------------
                                    AGREEMENT
                                    ---------

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), made as of the 18th day of June 1996, by and among the persons and entities identified as Participating Partners in Exhibit A hereto (each, an "Assignor" and collectively, the "Assignors"), and BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership ("Assignee"), and The Boykin Group, Inc. ("TBG").

                              W I T N E S S E T H :
                              -------------------

         WHEREAS, each Assignor owns interests in certain general or limited partnerships or limited liability companies (those identified on Exhibit A for any Assignor hereinafter, the "Partnerships" for purposes of application of this Agreement to that Assignor), as identified on Exhibit A -
Part I of the Offer to Exchange Limited Partnership Interests in Boykin Hotel Properties, L.P. for Interests in a Limited Liability Company and Certain Other Partnerships dated June 13, 1996 (collectively the "Participation Interests" - the Participation Interests include, in certain cases, an loan receivable in connection with a loan made to Boykin Columbus Joint Venture by certain partners also identified on Exhibit A-Part I);

         WHEREAS, pursuant to the Offer to Exchange Limited Partnership Interests in Boykin Hotel Properties, L.P. for Interests In a Limited Liability Company and Certain Other Partnerships dated June 13, 1996 ("Exchange Offer"), Assignee desires to acquire from Assignors, and Assignors desire to assign the Participation Interests to Assignee, on the terms and subject to the conditions hereinafter stated;

         WHEREAS, as set forth on Schedule I hereto, pursuant to certain exchange offers (the "Other Partner Exchange Offers") and agreements (the "Other Partner Contribution and Purchase Agreements") various entities and individuals other than Assignors (collectively, the "Other Partners") have contributed or sold to the Assignee their interests ("Other Partner Participation Interests") in the Partnerships and certain other entities

(collectively, the "Other Partnerships" and together with the Partnerships, the "Contributed Partnerships") holding ownership interests in the Initial Hotels (as such term is defined herein);

         WHEREAS, as a result of its acquisition of the Participation Interests and the Other Partner Participation Interests pursuant to this Agreement and the Other Partner Contribution and Purchase Agreements, the Assignee will own nine hotels (the "Initial Hotels"); and

         WHEREAS, pursuant to a registration statement on Form S-11 and a related preliminary prospectus, Boykin Lodging Trust, Inc. (the "Company"), the general partner of the Assignee, proposes to sell to certain underwriters, a certain amount of common shares of the Company pursuant to an underwriting agreement to be executed by and between the Company, the Assignee and the underwriters named therein (the "Underwriting Agreement").

         NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

         A. TRANSFER OF INTERESTS. Upon the terms and subject to the conditions set forth herein, each Assignor agrees to convey, transfer, assign and deliver to Assignee at the Closing, and Assignee agrees to accept an assignment from that Assignor at the Closing, of all of Assignor's right, title, estate and interest in and to the Participation Interests, free and clear of all liens, security interests and encumbrances whatsoever.

         B. CONSIDERATION FOR PARTICIPATION INTERESTS. The consideration to be paid by Assignee for the Participation Interests shall be a limited partnership interest in the Assignee (the "Units") identified on Exhibit A of the Exchange Offer. The payment of consideration for the Participation Interests shall be payable at Closing pursuant to the terms of Exhibit A to the Exchange Offer, which payment is conditional upon the completion of the offering to the public (the "IPO") of common shares ("Shares") by the general partner of the Assignee and the closing conditions set forth in Section F of this Agreement.

         In the event of the completion of the IPO as described above, the Assignee shall be obligated, subject to the closing conditions set forth in Section F of this Agreement, to acquire the Participation Interests.

         At the sole election of the Assignee, Assignee upon written notice to any Assignor, may elect to deposit (the "Deposit") a sum equal to the lesser of: (a) five percent (5%) of the value of the Units to be paid to Assignor or
(b) $25,000. The amount of the Deposit (together with any interest earned thereon) shall apply as a credit towards the Purchase Price. The Deposit, if paid, shall be payable to the Assignor by certified or bank check. In the event the Closing does not occur as provided in Section G, the Assignor shall be obligated to return said Deposit, together with any interest earned thereon, to Assignee by certified or bank check within ten days of such request by Assignee.

         C. CONFIDENTIAL OFFERING MEMORANDUM. Assignee has delivered the Exchange Offer, together with copies of the most recent drafts of the Registration Statement to be filed with the Securities and Exchange Commission with respect to the IPO (the "Registration Statement") and Partnership Agreement of Assignee to each Assignor, offering to acquire the Participation Interests in exchange for Units.

         D. ASSIGNORS' REPRESENTATIONS AND WARRANTIES. Each Assignor hereby represents and warrants to Assignee as of the date hereof that:

            (1) That Assignor is the owner of Participation Interests as identified on Exhibit A of the Exchange Offer.

            (2) That Assignor has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by that Assignor pursuant hereto when delivered will constitute, the legal, valid and binding obligations of that Assignor, enforceable against that Assignor in accordance with their respective terms.


            (3) There is no litigation, proceeding or action pending or, to the best of that Assignor's knowledge, threatened against or relating to that Assignor, the Partnerships or the Boykin Hotels (as such terms are defined herein) which might materially and adversely affect that Assignor or which questions the validity of this Agreement or any action taken or to be taken by that Assignor or any of the Partnerships pursuant hereto.

            (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which that Assignor is a party.


            (5) Neither that Assignor, nor, to the best of that Assignor's knowledge any prior owner of the Initial Hotels owned, directly or indirectly, by the partnerships or limited liability company whose interests are being assigned hereby (collectively for each Assignor the "Boykin Hotels") has: (a) caused or permitted the generation, manufacture, refinement, transportation, treatment, storage, handling, installation, removal, disposal, transfer, production or processing of Hazardous Substances (as hereinafter defined) or other dangerous or toxic substances, or solid wastes, except in strict compliance with all laws:
      (b) caused or permitted or received any written notice or have any actual knowledge of the Release (as hereinafter defined) or existence of any Hazardous Substances on or about the Boykin Hotels or property surrounding the Boykin Hotels which might affect the Boykin Hotels; (c) caused or permitted or received any written notice or have any actual knowledge of any substances or conditions on or about the Boykin Hotels or on property surrounding the Boykin Hotels which may support a claim or cause of action, whether by any governmental authority or any other person, under any laws ("Environmental Laws") in effect as of the date of this Agreement and all rules and regulations promulgated thereunder, including, but not limited to: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq. (the "Superfund Act"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6921 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136; the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; the Federal Solid Waste Disposal Act, 42 U.S.C. Sections 6901 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; or any other Law. For the purposes of this Agreement the terms "Hazardous Substances" and "Release" shall have the definitions used in the Superfund Act; provided, however, that the definition of the term "Hazardous Substances" shall also include (if not included within the definition contained in the Superfund Act), petroleum and related by-products, hydrocarbons, radon, asbestos, urea formaldehyde and polychlorinated biphenyl compounds ("PCB's").

            (6) The Partnerships, the Boykin Hotels, and the conduct by the Partnerships of their business relating thereto are in compliance in all material respects with all applicable laws, ordinances and regulations of proper public authorities, and neither that Assignor nor the Partnerships has written notice or actual knowledge of any material violation, whether actual, claimed or alleged, thereof.

            (7) At Closing, that Assignor will own good, valid and marketable title to his or its Participation Interests, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever.

            (8) All federal, state and other taxes, assessments, fees and other governmental charges upon the Partnerships with respect to the Boykin Hotels and their properties or the business conducted thereon which are due and payable have been paid. The Partnerships have filed all tax returns required to be filed, and none of the Partnerships are in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

            (9) To the best of that Assignor's knowledge, with respect to all licenses, permits, consents, authorizations, approvals and certificates of any regulatory, administrative or other governmental agency or body, if any, issued to or held by the Partnerships and related to the ownership or operation of the Boykin Hotels (collectively, the "Permits"), (i) each of the Permits is currently valid and in full force and effect, and (ii) the Permits constitute all licenses, permits, consents, authorizations, approvals and certificates of any regulatory, administrative or other governmental agency or body necessary to the Partnerships' ownership or operation of the Boykin Hotels. The Partnerships are not in violation in any material respect of any of the Permits and there is no pending or, to the actual knowledge of Assignor, threatened proceeding which could result in the revocation or cancellation of, or inability of the Partnerships to renew, any Permit.

            (10) Each Partnership has been duly organized and is validly existing as a limited or general partnership or limited liability company, as the case may be, in its appropriate jurisdiction with the power and authority to own, lease and operate the respective Boykin Hotel property, to conduct the business in which it is engaged. The respective partnership agreement or operating agreement, as the case may be, is in full force and effect.
                                      B-5

            (11) None of the Partnerships is (i) in any violation of its partnership agreement or operating agreement, as the case may be, or (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to it or of any decree or any court or governmental agency or body having jurisdiction over it (except for any such violation that would not have a material adverse effect on the Partnership or on the Boykin Hotel operated by it), or (iii) in any default in the performance of any obligation, agreement, condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease, mortgage or other material instrument to which it is a party or by which it or any of its properties may be bound.

            (12) Since December 31, 1995, the Partnerships have not incurred any liability or obligation, not in the ordinary course of business, that is material to the Partnerships and there has not been any material increase in the short-term debt or long-term debt, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition, financial or otherwise, business, properties, net worth or results of operations of the Partnerships.

            (13) The Partnerships maintain a system of internal accounting control sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (iii) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (14) Each of the Boykin Hotels complies in all material respects with all applicable codes and zoning laws and resolutions, and there is no pending or, to the best of that Assignor's knowledge, threatened, condemnation, zoning change, or other proceeding of action that will in any manner materially affect the size of, use of, improvements on, construction on, or access to the Boykin Hotels. The improvements comprising any portion of each Boykin Hotel's properties (the "Improvements") are free of any and all material physical, mechanical, structural, design and construction defects which would, singly or in the aggregate, have a material adverse effect on such individual Boykin Hotel's property and the mechanical, electrical and utility systems servicing the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilation, gas, and air conditioning) are in good condition and proper working order and are free of defects (for which provision to repair has not been made) which would, singly or in the aggregate, have a material adverse effect on such Boykin Hotel's property.

            (15) The franchise agreements with respect to each of the Boykin Hotels are in full force and effect, and none of the Partnerships have received any notice of default, or have knowledge of any event that with notice or lapse of time, or both, would constitute a default, under any such franchise agreement.

            (16) To the best of that Assignor's knowledge each of the Exchange Offer and the Other Partner Exchange Offers as of its date and at the Closing Date, and any amendment thereof or supplement thereto, as of their respective dates, did not and will not, as of such dates, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Assignor also makes the further representation that nothing in this Agreement shall operate to release Assignor from any liabilities or obligations for which that Assignor would otherwise be responsible arising out of or in connection with the ownership of the Participation Interests or the Boykin Hotels relating to any periods prior to the Closing.

            (17) The Boykin Group, Inc. ("TBG") is and on the Closing Date will be owned by Robert W. Boykin and John E. Boykin.

         All of the representations and warranties set forth in this Section D shall be deemed renewed by each Assignor on the Closing Date as if made at such time.

         E. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants to each Assignor that:

            (1) Assignee is, and will be at the Closing, a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and is, or at Closing will be, registered as a foreign limited partnership in each jurisdiction in which it is engaging in business or expects to do so. Assignee has, and at the Closing will have, the power and authority to carry on the business for which it has been organized. The persons executing this Agreement on behalf of Assignee are duly authorized to do so, and all requisite action has been taken by Assignee to authorize the execution and delivery of this Agreement, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby.

            (2) To the best of Assignee's knowledge, there is no litigation, proceeding or action pending or threatened against or related to Assignee which might materially and adversely affect Assignee or which questions the validity of this Agreement or any action taken or to be taken by Assignee pursuant hereto.

            (3) Assignee has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Assignee pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with their respective terms.

            (4) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Assignee is a party.

         All of the representations and warranties set forth in this Section E shall be deemed renewed by Assignee on the Closing Date as if made at such time and shall survive the closing of the transactions contemplated hereby for a period of six months.

         F. DELIVERIES; CONDITIONS. Assignee shall issue or deliver the following to or for the benefit of each Assignor on or prior to the Closing
Date:

            (1) the consideration for the Participation Interests;

            (2) duly executed resolutions adopted by Assignee authorizing the execution and delivery of this Agreement by Assignee, the performance by Assignee of its obligations hereunder and the consummation of the transactions contemplated hereby;

            (3) the releases required pursuant to Section I hereof;

      G. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") simultaneously with the completion of the IPO, provided such offering occurs on or before December 31, 1996 (the date of the closing of the IPO, the "Closing Date"). If the Closing has not occurred by on or before December 31, 1996, any party, provided such party is not in default under this Agreement, shall have the right to terminate this Agreement as it relates to that party by giving notice to the other parties, in which event all documents and instruments which may have been delivered by any party to the terminating party shall be returned, and neither the terminating party nor any other party hereto, in relation to the terminating party, shall thereafter by under any further liability to the other party hereto.

      H. CERTAIN EXPENSES AND CHARGES. Assignee shall pay to each Assignor the Purchase Price payable to that Assignor at Closing.

      I. TBG shall make, jointly and severally with the Assignee and the Company, the representations and warranties to be made by Assignee and the Company in the Underwriting Agreement to be executed in connection with the IPO (the "Underwriting Agreement"). Until Assignor's obligations under this Agreement and TBG's obligations under this Agreement and the Underwriting Agreement expire or otherwise terminate any of the assets of TBG reflected on
Schedule II may be distributed only subject to this Agreement, and the recipient thereof shall receive and hold those assets subject to TBG's obligations hereunder and under the Underwriting Agreement. TBG will furnish to Assignee or the underwriters of the IPO upon request, on the Closing Date, a balance sheet prepared in accordance with Generally Accepted Accounting Principles (subject to adjustment to reflect the fair market value of the Units to be held by TBG on that date), which shall be revised and dated as of the Closing Date and substantiallly in the form attached hereto as Schedule II (the "Balance Sheet").

      J. RELEASES; INDEMNIFICATION.

            (1) Assignee shall use reasonable efforts (at no more than a nominal cost to Assignee) to attempt to obtain releases of each Assignor from any lenders of the Partnerships in respect to any and all personal liability of that Assignor to such lenders accruing from and after the Closing Date (in form and substance acceptable to that Assignor in his reasonable discretion) and to the extent such releases are not obtained, hereby agrees to assume and indemnify that Assignor, from any and all personal liability to any lenders of the Partnerships that accrues from and after the Closing Date.

            (2) Assignee shall fully indemnify and hold each Assignor and that Assignor's trustee, heirs, representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Assignee to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by Assignee hereunder (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignor hereunder), and (iii) the activities, operations and ownership of the Partnerships and their respective properties (including the Boykin Hotels) conducted or arising in respect of conditions or circumstances occurring from and after the Closing (except with respect to any such activity, operation or ownership, to the extent that Assignor is obligated to indemnify the Assignee under this Agreement or any other document or agreement).

            (3) TBG agrees to fully indemnify Assignee and hold Assignee, its officers, directors and general partners and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of TBG to perform in any material respect any of its obligations hereunder, (ii) the inaccuracy of any representation or warranty made by any Assignor hereunder (other than any representation or warranty made in Section D.1, D.2, D.4 or D.7 hereof, and except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignee hereunder), or (iii) the assets, liabilities (except to the extent of the indebtedness of the Partnerships to be paid in connection with the

      Offering, as described in the Registration Statement) or the activity of the Contributed Partnerships and the operation and ownerships of the Boykin Hotels and their properties prior to the Closing, or (iv) the inaccuracy of any representation or warranty made by the Assignee, the Company or TBG, or by any combination thereof, in the Underwriting Agreement. Each Assignor and TBG agree jointly and severally to fully indemnify Assignee and hold Assignee, its officers, directors and general partners and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of that Assignor to perform in any in any material respect any of its obligations hereunder, or (ii) the inaccuracy of any representation of warranty made by that Assignor in Section D.1, D.2, D.4 or D.7 hereof (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Assignee hereunder).

      K. CONSENTS. Assignee has entered into or will enter into an agreement to purchase other Participation Interests in the Partnerships and each Assignor hereby consents to each and every transaction contemplated by this Agreement. Each Assignor hereby consents to (i) the transfer by any partner or member of their interests in the entities covered by this Agreement to Assignee or Assignee's nominee, (ii) the transfer by any entity listed on Exhibit A of the Exchange Offer in connection with the transactions contemplated by this Agreement, of all or substantially all the assets of such entity, including, without limitation, the liquor licenses and franchise agreements, to Assignee or Assignee's nominee and (iii) a waiver of any rights of first refusal, options or other rights which could be asserted by that Assignor in connection with any agreements regarding the transfer of the Participation Interests to Assignee or related to the ownership or operation of the Boykin Hotel properties. Each Assignor also consents, as the case may be, to the substitution of Assignee as a partner or member in any of the Partnerships and the liquidation or termination of the Partnerships (including BBG, I, L.L.C., a Georgia limited liability company) upon completion of the transfer referenced above. Each Assignor agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate that Assignor's consent referenced herein.

      In the event the Closing does not occur as provided in Section G, the various consents referenced above shall be automatically deemed revoked by each Assignor and each Assignor and Assignee agree to execute any documents and instruments necessary in order to effect said revocation and to place that Assignor in the same position as if this Agreement had not been executed by that Assignor.

      L. ASSIGNMENT. Assignee has the right, upon five (5) days' written notice to Assignors, to assign and transfer its interest in this Agreement to an entity that is taxable as a partnership and that is controlled by Assignee or the Boykin Family, on or prior to the Closing Date. In such event, provided that any such transferee agrees in writing to assume all of Assignee's obligations hereunder, Assignee shall be released from any and all liability hereunder as of the effective date of such assignment.

      M. Until each Assignor's obligations under this Agreement and TBG's obligations under this Agreement and the Underwriting Agreement expire or otherwise terminate, any of the assets of TBG reflected on Schedule II may only be distributed subject to this Agreement and the recipient thereof shall receive and hold those assets subject to TBG's obligations hereunder and under the Underwriting Agreement. TBG will furnish to Assignee or the underwriters of the IPO upon request, on or prior to the Closing Date, a Balance Sheet prepared in accordance with Generally Accepted Accounting Principles (the "Balance Sheet").

      N. ASSIGNMENT AND ASSUMPTION OF PARTICIPATION INTERESTS. Subject to the terms and conditions herein as of the Closing Date:

            (1) Each Assignor does hereby sell, convey and assign to Assignee the Participation Interests, and any interest in and to any certificate of limited partnership, partnership agreement, articles of organization or operating agreement, as the case may be, forming any of the Partnerships, as each may have been amended from time to time.

            (2) Assignee hereby agrees to assume, discharge and release each Assignor as a general or limited partner or member, as the case may be, in the Partnerships to the extent of the interest hereby assigned from, and agrees to indemnify that Assignor against all obligations which may accrue from and after the Closing Date by virtue of the Partnerships or any certificate of limited partnerships, partnership agreement, articles of organization, or operating agreement, as the case may be, applicable to the interests hereby assigned and does further agree to be bound by all the terms, conditions and provision of and certificates of limited partnership, partnership agreements, articles of organization or operating agreement, as the case may be, and to be a partner or member, as the case may be, of the Partnerships.

      O. MISCELLANEOUS.

            (1) This Agreement, together with the Exchange Offer and together with the exhibits thereto shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

            (2) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

            (3) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement.

            (4) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

            (5) This Agreement will survive the Closing and the delivery of the documents contemplated herein.

            (6) In the event of a default by either party to this Agreement, the non-defaulting party shall have all rights available at law or in equity. In the event the non-defaulting party prevails in any litigation related to this Agreement, the defaulting party shall be obligated to reimburse the non-defaulting party all of its reasonable costs and expenses related to such litigation (including reasonable attorneys' fees).

                  IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above.

                                    ASSIGNOR:
                                    /s/ Robert W. Boykin
                                    -------------------------------
                                    Rober W. Boykin

                                    /s/ John E. Boykin
                                    -------------------------------
                                    John E. Boykin

                                    THE BOYKIN GROUP, INC.

                                    By: /s/ Robert W. Boykin
                                      -------------------------------
                                      Name:  Robert W. Boykin
                                      Title: President

                                    BOYKIN ENTERPRISES, INC.

                                    By: /s/ Robert W. Boykin
                                       ------------------------------
                                       Name:  Robert W. Boykin
                                       Title: President

                                    BOYKIN RESORTS, INC.

                                    By: /s/ Robert W. Boykin
                                       ------------------------------
                                       Name:  Robert W. Boykin
                                       Title: President

                                    BOYKIN BERKELEY, INC.

                                    By: /s/ Robert W. Boykin
                                       ------------------------------
                                       Name:  Robert W. Boykin
                                       Title: President

                                    BOYKIN BERKELEY ONE, INC.

                                    By: /s/ Robert W. Boykin
                                       ------------------------------
                                       Name:  Robert W. Boykin
                                       Title: President

                                    BOYKIN MANAGEMENT COMPANY

                                    By: /s/ Robert W. Boykin
                                       ------------------------------
                                       Name:  Robert W. Boykin
                                       Title: President

              ASSIGNEE:

              BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership

              By: Boykin Lodging Trust, Inc.

              By: /s/ Robert W. Boykin
                 ------------------------------
                 Name:  Robert W. Boykin
                 Title: President

              THE BOYKIN GROUP, Inc., an Ohio corporation

              By: /s/ Robert W. Boykin
                 ------------------------------
                 Name:  Robert W. Boykin
                 Title: President

                                  Schedule I



OTHER PARTNER               DATE OF CONTRIBUTION (ASSIGNMENT)      PARTICIPATION INTEREST
-------------                    OR PURCHASE AGREEMENT             ----------------------
                                 ---------------------
 1.  Joseph P. Berardi               March 22, 1996                 .857% Boykin Amherst Joint Venture ("BAJV")
                                                                    .829% Boykin Columbus Joint Venture ("BCJV")

 2.  Irene Bryant                                                   .857% BAJV
                                                                    .829% BCJV

 3.  Edward J. Ceiless                                              3.429% BAJV
                                                                    3.315% BCJV

 4.  Howard J. Griffins                                             2.571% BAJV
                                                                    2.486% BCJV

 5.  Thomas J. O'Leary               March 21, 1996                 1.143% BAJV
                                                                    1.105% BCJV

 6.  Edward L. Patton                                               .857% BAJV
                                                                    .829% BCJV

 7.  Paul W. Sestina                 March 18, 1996                 .857% BAJV
                                                                    .829% BCJV

 8.  Gregory R. Smith                April 14, 1996                 .857% BAJV
                                                                    .829% BCJV

 9.  George N. Stewart                                              .857% BAJV
                                                                    2.486% BCJV

10.  Raymond P. Heitland             June 17, 1996                  4.286% BAJV
                                                                    4.143% BCJV

11.  Paul A. O'Niel                  June 17, 1996                  .571% BAJV
                                                                    .552% BCJV

12.  William J. Boykin Trusts        May 22, 1996                   35% Beachwood Hotel Joint Venture ("Beachwood")
                                                                    59.716% BAJV
                                                                    59.393% BCJV

13.  Donald K. Hall                  May 24, 1996                   4.286% BAJV
                                                                    4.143% BCJV

14.  Charles Bray                    June 12, 1996                  29.7% BBG,I.L.L.L.C. ("BBG")

15.  Joseph G. Gillespie             June 12, 1996                  24.3% BBG



16.  Richard E. Jacobs Trust         June 18, 1996                  27.85% Buffalo Hotel Joint Venture ("Buffalo")
                                                                    27.7% Columbus Hotel Joint Venture ("Columbus")
                                                                    32.3375% Beachwood

17.  David H. Jacobs Trust           Jume 18, 1996                  15.9% Buffalo
                                                                    15.8% Columbus
                                                                    25.194% Beachwood

18.  Visconsi Trust                  June 18, 1996                  .975% Beachwood

19.  Pawlisch Trust                  June 18, 1996                  1% Buffalo
                                                                    1% Columbus
                                                                    1.001% Beachwood

20.  Weigand Trust                   June 18, 1996                  1% Buffalo
                                                                    1% Columbus
                                                                    1.001% Beachwood

21.  Crane Trust                     June 18, 1996                  2% Buffalo
                                                                    2% Columbus
                                                                    2.002% Beachwood

22.  Coffin Trust                    June 18, 1996                  2% Buffalo
                                                                    2% Columbus
                                                                    2.002% Beachwood

23.  M & P Partners                  June 18, 1996                  .25% Buffalo
       (Cleary)                                                     .5% Columbus
                                                                    .4875% Beachwood



                                 Schedule II

                              Pro-forma 3/31/96

                            The Boykin Group Inc.
                            Assets And Liabilities
                                   (000's)


Assets
------

Cash and Marketable Securities                     $ 1,165
Life Insurance (net)                                   181
Affiliate Advances                                     103
Pro-forma Distribution-BMC                           1,316

Investments in BMCL (book value)                     3,000


Units
(at Face Market Value) in OP    808,000 x $22       17,776
                                                   -------

                                Total Assets       $23,541
                                                   =======

Liabilities
-----------

Income Taxes Payable (est.)                        $ 1,000
Defended Compensation                                  381
                                                   -------

                           Total Liabilities       $ 1,381

Net Worth                                          $22,160
                                                   -------

             Total Liabilities and Net Worth       $23,541
                                                   =======


        I hereby certify that the above is a reasonable estimate of the pro forma financial condition of The Boykin Group, Inc. as of March 31, 1996, assuming an IPO price of $22 per share and adjusting to fair market value the value of the Units to be held by TBG. I confirm my expectation that assuming an IPO price of $22 per share, the Assets, Liabilities and Net Worth of The Boykin Group, Inc. will be approximately as shown above at the Closing.



                                                /s/ Paul A. O'Neil
                                                -------------------------------
                                                Paul A. O'Neil

                                  EXHIBIT A

                        Confidential Offering Memorandum

================================================================================

                              VALUATION FORMULA
                              -----------------

                                     PART I

PARTICIPATING PARTNER
---------------------

OFFEREE AND LISTING OF PARTNERSHIP INTERESTS:

1)       ROBERT W. BOYKIN ("RWB"):

         a. 9.116% general partnership interest in Boykin Columbus Joint Venture ("BCJV"), an Ohio general partnership;

         b. The amount owed by BCJV to RWB (if any) at Closing pursuant to an advance made by RWB on or about November 2, 1991 in the original principal amount of approximately $13,750 (the "Partner Loan");

         c. 9.428% general partner interest in Boykin Amherst Joint Venture ("BAJV"), an Ohio general partnership;

         d. 60% general partner interest in Fort Myers Hotel Partnership ("FMHP"), an Ohio general partnership; and

         e. 53.85% membership interest in Boycorn, Ltd. ("Boycorn"), an Ohio limited liability Company.

2)       JOHN E. BOYKIN ("JEB"):

         a.      9.116% general partner interest in BCJV;

         b. The amount owed by BCJV to JEB (if any) at Closing pursuant to an advance made by JEB on or about November 2, 1991 in the original principal amount of approximately $13,750 (the "Partner Loan");

         c.      9.428% general partner interest in BAJV;

         d.      40% general partner interest in FMHP; and

         e.      46.15% membership interest in Boycorn.

3)       THE BOYKIN GROUP, INC. ("TBG"):

         a. 1% general partner interest in Melbourne Oceanfront Hotel Associates ("MOHA"), an Ohio general partnership; and

         b. 1% general partner interest in Pacific Ohio Partners ("POP"), a California general partnership.

4)       BOYKIN ENTERPRISES, INC. ("BEI"): 99% general partner interest POP.

5)       BOYKIN RESORTS, INC. ("BRI"): 99% general partner interest MOHA.

6) BOYKIN BERKELEY, INC. ("BBI"): 96% general partner interest in Berkeley Marina Associates L.P. ("BMALP"), a Delaware limited partnership.

7)       BOYKIN BERKELEY ONE, INC. ("BBOI"): 4% limited partner interest in
         BMALP.

8) BOYKIN MANAGEMENT COMPANY ("BMC"): the note represented by the BMC Preference Amount.

________________________________________________________________________________

                                    PART II

A. The Purchase Price for the Boykin Interests of the Offeree shall be calculated in the following manner:

         (1)     Definitions:

                 (a) "Value of the REIT Shares" shall mean the total value of the REIT Shares issued by the REIT and partnership interest ("Units") issued by the Operating Partnership at the time of the REIT Offering computed by multiplying the number of REIT Shares and Units to be issued times the midpoint dollar amount specified in the preliminary prospectus (and any amendments thereto) to be filed by the REIT with the Securities and Exchange Commission (the "SEC")(the "Preliminary Prospectus"). In computing the number of Units to be issued, any convertible debt of the Operating Partnership shall be considered converted;

                 (b) "Gross Purchase Price" shall be the product of the Value of the REIT Shares times the Hotel Share;

                 (c) The "Hotel Share" shall be a fraction computed by dividing the Net Operating Income ("NOI") of the Hotel by the total NOI of all hotels to be included in the REIT offering, based upon the Preliminary Prospectus;

                 (d) "Hotel" shall be the hotel corresponding to the Offeree in the listing of Offeree's Effective Ownership in (1) below.

                 (e)      In each case, NOI shall be computed as follows:

                          Start with the net income for the most recent twelve
                          (12) month period as disclosed in the financial statements contained in the Preliminary Prospectus,

                          Add:
                                  1.       Depreciation and amortization;
                                  2.       Interest expense;
                                  3.       Extraordinary or Unusual losses not
                                           affecting the pro forma net income
                                           of the Lessee;
                                  4.       Other nonoperating expenses or
                                           losses (such as any loss on disposal
                                           of fixed assets) not affecting the
                                           pro forma net income of the Lessee;
                                  5.       Pro forma adjustments made in the
                                           Preliminary Prospectus, to the
                                           extent that they increase the pro
                                           forma net income of the Lessee or
                                           the REIT, for instance, any
                                           adjustment increasing departmental
                                           profits, or decreasing real estate
                                           taxes, franchise fees expense or
                                           other item which increases the pro
                                           forma net income of the Lessee; and
                                  6. The excess (if any) a management fee expense of 2.5% of revenues over the actual management fee expense.

                          Subtract:
                                  1.       Interest income;
                                  2.       Extraordinary gains or income not
                                           affecting the pro forma net income
                                           of the Lessee;
                                  3.       Other nonoperating income or gains
                                           (such as any gain on disposal of
                                           fixed assets) not affecting the pro
                                           forma net income of the Lessee;
                                  4.       Pro forma adjustments made in the
                                           Preliminary Prospectus, to the
                                           extent that they decrease the pro
                                           forma net income of the Lessee or
                                           the REIT, for instance, real estate
                                           taxes, franchise fees expense or
                                           other item which decrease the pro
                                           forma net income of the REIT or the
                                           Lessee;
                                  5.       A reserve for replacements of
                                           furniture, fixtures and equipment
                                           equal to four percent (4%) of the
                                           total revenues disclosed in the
                                           Preliminary Prospectus; and
                                  6.       The excess (if any) of actual
                                           management fee expense over a
                                           management fee expense of 2.5% of
                                           revenues.

                 (f) "Hotel Costs" shall mean the sum of the amounts referenced below, as reflected in the Preliminary Prospectus under the use of proceeds:

                                  1.       costs directly related to the Hotel
                                           including, without limitation, the
                                           following: third party mortgage
                                           debts, notes payable to franchisor,
                                           transfer costs, accounting and
                                           audit, due diligence costs, such as
                                           title commitment and title
                                           insurance, environmental,
                                           engineering, renovation of the
                                           Properties, agreed upon by the
                                           Offeree and the Operating
                                           Partnership and, if applicable, the
                                           Franchisor and which may include
                                           property upgrades as required by the
                                           Franchisor including any Property
                                           Improvement Plans ("PIP") or
                                           otherwise, appraisals, conveyance
                                           or transfer taxes any and all sales
                                           taxes payable in connection
                                           marketing fees or any other costs
                                           specifically attributable to the
                                           Properties, cash payments to
                                           purchase the Other Partners
                                           interests, cash payments to retire
                                           partner loans payable to the Other
                                           Partners, and all other costs
                                           incurred in connection with the
                                           Closing of this transaction as are
                                           customary in the local of each
                                           hotel; PLUS

                                  2.       (i) costs unallocated to a specific
                                           property attributable to the REIT
                                           Offering excluding underwriters
                                           fees, but including without
                                           limitation, working capital,
                                           registration cost, legal and
                                           accounting fees, printing expenses,
                                           marketing and travel expenses
                                           multiplied by the (ii) Hotel Share;
                                           PLUS

                                  3.       An allocable portion of the
                                           underwriters fees computed by
                                           multiplying (i) 7.5269% by (ii) the
                                           sum of the Hotel costs referred to
                                           in 1 and 2 aforesaid; and PLUS

                                  4.       The Purchase Price for the Other
                                           Partners who receive Units in
                                           exchange for the interests, and in
                                           the case of the Lake Norman Hotel

                                           (Lake Norman Hampton Inn and Lake
                                           Norman Holiday Inn) the BMC
                                           Preference Amount.

                 (g) "Purchase Price" shall mean, the sum for each Hotel corresponding to the Offeree's Effective Ownership, the Hotel the Gross Purchase Price less Hotel Costs, with the result multiplied by Offeree's Effective Ownership.

                 (h) "Other Partners" shall mean any partner or member in one of the Contributed Partnerships, other than Robert W. Boykin, John E. Boykin, or entities owned 100% by either one or both of them. Other Partners shall include the William J. Boykin Trusts No. 1, 2 and 3.

                 (i) "Loans Payable to the Other Partners" shall include any loans payable at closing to the Other Partners and also that certain note payable by Boykin Columbus Joint Venture to Boykin Management Company, the principal and interest of which at December 31, 1995 totaled approximately $2,866,687, which sum shall increase until closing at the annual rate of ten percent (10%).

                 (j) "BMC Preference Amount" shall mean that amount of principal and interest which was owing on that certain loan from Boykin Management Company to Boycorn, Ltd., dated March 31, 1996 in the original principal amount of $375,000.00, which loan is to be hereby exchanged for Units.

                 (k) "Boykin Interests" shall mean the ownership interests in the Contributed Partnerships listed for each Offeree in Part I above.

                 (l) "Offeree's Effective Ownership" shall be the following effective ownership percentages, representing the remaining ownership after the Other Partners are subtracted:

                Hotel         Contributed Partnerships  Partner/Offeree          Effective Ownership
                -----         ------------------------  ---------------          -------------------
         Buffalo Marriott              BAJV                  RWB                         50%
         Buffalo Marriott              BAJV                  JEB                         50%
         Columbus Marriott             BCJV                  RWB                         50%
         Columbus Marriott             BCJV                  JEB                         50%
         Cleveland Airport
         Marriott                      POP                   BEI                         99%
         Cleveland Airport
         Marriott                      POP                   TBG                         1%
         Berkeley Marina
         Marriott                      BMALP                 BBI                         96%
         Berkeley Marina
         Marriott                      BMALP                 BBOI                        4%
         Radisson Inn
         Sanibel Gateway               FMHP                  RWB                         60%
         Radisson Inn
         Sanibel Gateway               FMHP                  JEB                         40%
         Melbourne Quality
         Suites                        MOHA                  BRI                         99%
         Melbourne Quality
         Suites                        MOHA                  TBG                         1%
         Lake Norman

         Holiday Inn                   Boycorn               RWB                         53.85%
         Lake Norman
         Holiday Inn                   Boycorn               JEB                         46.15%
         Lake Norman
         Hampton Inn                   Boycorn               RWB                         53.85%
         Lake Norman
         Hampton Inn                   Boycorn               JEB                         46.15%

         In the case of BMC, Offeree's Effective Ownership shall be a fixed amount equal to the BMC Preference Amount.

         B. The Purchase Price for each of the Hotels corresponding to the Offeree's Effective Ownership shall be paid in the form of Units. The number of Units to be received shall equal the Purchase Price divided by the midpoint of price per share disclosed in the Preliminary Prospectus. Any rounding of the number of Units shall increase of decrease Units of BMC. In no case shall the allocation of the Purchase Price to a Boykin Interest be less than $10,000, and reallocation shall be made away from other interests of the Offeree in that case.

                 If there is any change in the price per share or total Shares and Units disclosed in the Preliminary Prospectus, proportionate adjustments will be made to the number of Units to be received by the Assignors.

                      PARTNERSHIP INTEREST AND PARTNER LOAN
                               PURCHASE AGREEMENT
                               ------------------


                  THIS PURCHASE AGREEMENT (this "Agreement"), made as of the 19th day of June, 1996, by and between GEORGE N. STEWART, JR. an individual ("Seller"), and BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership, or its nominee(s) ("Buyer"),

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, Seller owns a general partnership interest (collectively the "Partnership Interests") of 0.857% in Boykin Amherst Joint Venture and 2.486% in Boykin Columbus Joint Venture (collectively the "Partnerships") pursuant to those certain agreements referred to as the First Amended and Restated Boykin Amherst Joint Venture and the Boykin Columbus Joint Venture (collectively, the "Partnership Agreements");

                  WHEREAS, the Partnerships have an ownership interest in the Buffalo Marriott Hotel and Columbus North Marriott Hotel, respectively, (collectively the "Properties"); and

                  WHEREAS, Boykin Columbus Joint Venture owes Seller a certain sum pursuant to an advance made by Seller on or about November 2, 1991, in the original principal amount of three thousand seven hundred fifty dollars ($3,750.00) (the "Partner Loan");

                  WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell the Partnership Interests and the Partner Loan to Buyer, on the other terms and subject to the conditions hereinafter stated;

                  NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

                  1. PURCHASE AND SALE OF PARTNERSHIP INTERESTS AND PARTNER LOAN. Upon the terms and subject to the conditions set forth herein, Seller agrees to convey, sell, transfer, assign and deliver to Buyer at the Closing (as hereinafter defined), and Buyer agrees to buy and take from Seller at the Closing, all of Seller's right, title, estate and interest in and to the Partnership Interests and the Partner Loan, free and clear of all liens, security interests and encumbrances whatsoever, except those imposed by the terms of the Partnership Agreements.

                  2. CONSIDERATION AND PAYMENT. The purchase price for the Partnership Interests and the Partner Loan shall be one hundred fifty seven thousand three hundred seventy dollars ($157,370.00) less the sum of (i) payments made to Seller on the Partner Loan (if any) from January 1, 1996 through Closing, and (ii) cash distributions to Seller from the Partnerships (if any) from January 1, 1996 through Closing (the "Purchase Price").

     The Purchase Price shall be paid in cash by Buyer to Seller at Closing. The payment of the Purchase Price is conditional upon the completion of the offering to the public of common shares of stock (the "IPO") by the general partner of Buyer and the completion of the deliveries set forth in Section 5. However, at Buyer's election only, if the IPO is not completed as provided herein, Buyer may notify Seller of Buyer's election to still close this transaction (on the same terms and conditions referenced herein), provided such closing occurs by the Closing Date provided in Section 6.

     In the event of the completion of the IPO as described aforesaid, the Buyer shall be obligated, subject to completion of the deliveries set forth in Section 5, to acquire the Partnership Interests from Seller and pay the Purchase Price to Seller.

     3. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants to Buyer as of the date hereof that:

                  (a) Seller has all necessary power and authority to enter into this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except as may be required by the Partnership Agreement and except further, for those third parties from whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Seller pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Seller.

                  (b) To the best of Seller's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Seller which questions the validity of this Agreement or any action taken or to be taken by Seller pursuant hereto.

                  (c) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Seller is party.

                  (d) Seller owns the Partnership Interests and the Partner Loan, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever, except those imposed by the terms of the Partnership Agreements.


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



     Each of the foregoing representations and warranties is qualified to the extent that any provision of the Partnership Agreements would make that representation or warranty untrue and each such representation and warranty is subject to any exceptions that may arise from the effect of any such provision.

     All of the representations and warranties set forth in this Section 3 shall be deemed renewed by Seller on the Closing Date as if made at such time and shall survive the Closing contemplated hereby for a period of six months.

     4. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer hereby represents and warrants to Seller as of the date hereof that:

          (a) Buyer is, and will be at the Closing, a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and is, or at Closing will be, registered as a foreign limited partnership in each jurisdiction in which it is engaging in business or expects to do so and in which such registration is necessary.

          (b) Buyer has, and at the Closing will have, the power and authority to carry on the business for which it has been organized.

          (c) The persons executing this Agreement on behalf of Buyer are duly authorized to do so, and all requisite action has been taken by Buyer to authorize the execution and delivery of this Agreement, the performance by Buyer of its obligations hereunder and the consummation of the transactions contemplated hereby.

          (d) The general partner of the Buyer is Boykin Lodging Trust, Inc. (the "Trust") and it is the Trust whose common shares will be offered and sold in the IPO.

     All of the representations and warranties set forth in this Section 4 shall be deemed renewed by Buyer on the Closing Date as if made at such time and shall survive the Closing contemplated hereby for a period of six months.

     5. DELIVERIES.

          (a) Seller shall execute and deliver to Buyer, at or prior to Closing, a good and sufficient Assignment and Assumption of Partnership Interests and Partner Loan, in form reasonably acceptable to Buyer, conveying, selling, transferring, assigning and delivering to Buyer all of his title to the Partnership Interests and Partner Loan, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions, but subject to any limitations contained in or arising from the Partnership Agreements (the "Assignment Agreement") and any other documents reasonably requested by Buyer not inconsistent with the terms of this Agreement.

          (b) Buyer shall issue or deliver the following to or for the benefit of Seller on or prior to the Closing Date: (i) the Purchase Price; and (ii) the Assignment Agreement.

     6. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed (the "Closing") simultaneously with the completion of the IPO, provided such offering occurs on or before December 31, 1996 (the "Closing Date"). Seller acknowledges that Buyer may at any time elect not to purchase the Partnership Interests and Partner Loan if Buyer and its affiliates do not proceed with the IPO. However, as specified in
Section 2, if the IPO is not completed as provided herein, Buyer may notify Seller of Buyer's election to still close this transaction (on the same terms and conditions referenced herein), provided such closing occurs by the Closing Date aforesaid. If the Closing has not occurred on or before December 31, 1996, either party, provided such party is not in default under this Agreement, shall have the right to terminate this Agreement by giving notice to the other party, in which event all documents and instruments which may have been delivered by one party to the other party shall be returned, and on any such termination or election not to purchase, neither party hereto shall thereafter be under any further liability to the other party hereto.

     7. INDEMNIFICATION.

          (a) Buyer shall fully indemnify and hold Seller and Seller's heirs, representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Buyer to perform in any material respect any of its obligations hereunder, or (ii) arising out of the activity of the Partnerships and/or the operation of the Properties from and after the Closing (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation, warranty or covenant made by Seller hereunder).

          (b) Seller shall fully indemnify Buyer and hold Buyer, its officers and directors and their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the failure of Seller to perform in any material respect any of its obligations hereunder and (ii) the inaccuracy of any representation or warranty made by Seller hereunder.

          (c) Buyer shall obtain releases for Seller from the Partnerships (in the form and substance reasonably acceptable to Seller) from any Partnership obligations and liabilities (other than those related to Seller's taxes which may accrue as a result of this transaction) which arise as a consequence of this transaction, unless such obligation or liability is due to the negligence or willful conduct of Seller.

     8. CONSENTS. Buyer has entered into or will enter into agreements to purchase general partnership interests from other partners of the Partnerships. Seller hereby consents to (i) the transfer by any general partner of the Partnerships of such general partner's general partnership interest(s) to Buyer or Buyer's nominee, (ii) the transfer by the Partnerships to Buyer or Buyer's nominee of all or substantially all of the assets of the Partnerships simultaneously with the Closing, including, without limitation, the furniture, fixtures and equipment owned by the Partnerships, the liquor license and franchise agreement with Marriott and (iii) effective as of the Closing, a waiver of any and all other rights which could have been asserted in regard to the transfer of the Partnership Interests and the Partner Loan. Seller also consents to the substitution of Buyer as a general partner in the Partnerships upon the later to occur of the Closing or completion of the transfer referenced above. Seller agrees to execute any documents and instruments, and shall take or cause to be taken such further action, as may be necessary at any time or from time to time in order to effectuate Seller's consent referenced herein.

     9. PURCHASE OF THE PROPERTIES. At any time prior to ten (10) days before the Closing Date, Buyer may elect by written notice to Seller to purchase either or both of the Properties in lieu of the Partnership Interests. In such event, Seller shall provide Buyer with such action as Buyer shall reasonably request in order to convey either or both of the Properties to Buyer. In such event, the Seller shall receive on the same date as the asset purchase occurs the Purchase Price as consideration for Seller's percentage interests in the Properties.

     10. MISCELLANEOUS.

          (a) This Agreement shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

          (c) The parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer or otherwise, and shall take or cause to be taken such other or further action as either party shall reasonably request at any time or from time to time in order to effectuate the terms and provisions of this Agreement. The provisions of this Section shall survive the Closing.

          (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.


     IN WITNESS WHEREOF, the parties hereto have signed three counterparts of this Agreement, each of which shall be deemed to be an original documents, as of the date set forth above.

                                           SELLER:
                                           GEORGE N. STEWART, JR.
WITNESSES:

/s/ Robert Markey                          BY:  /s/ George N. Stewart, Jr.
-------------------------                     -----------------------------
/s/ ???
-------------------------
                                           BUYER:

WITNESSES:                                 BOYKIN HOTEL PROPERTIES, L.P.
                                           BY:      BOYKIN LODGING TRUST,
                                                    INC., GENERAL PARTNER

/s/ William Arnold                         BY:  /s/ Robert W. Boykin
-------------------------                     -----------------------------
/s/
-------------------------                  TITLE:
                                                 --------------------------